                                                                   Exhibit 10.92

                                 EXECUTION COPY

--------------------------------------------------------------------------------


                                CREDIT AGREEMENT


                         DATED AS OF SEPTEMBER 13, 2001


                                      AMONG


                              EDISON MISSION ENERGY


                                       AND


                     CERTAIN COMMERCIAL LENDING INSTITUTIONS


                                       AND


                               CITICORP USA, INC.,


                     AS ADMINISTRATIVE AGENT FOR THE LENDERS


                                       AND

                                 CITIBANK, N.A.,

                                AS ISSUING LENDER

                                  ARRANGED BY:

                               BMO NESBITT BURNS,
                           CREDIT SUISSE FIRST BOSTON,
                                SOCIETE GENERALE,
                           SALOMON SMITH BARNEY INC.,
                           TD SECURITIES (USA) INC AND
              WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

                                AS LEAD ARRANGERS

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                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS.......................................................................1
         SECTION 1.1 DEFINED TERMS...............................................................................1
         SECTION 1.2 USE OF DEFINED TERMS.......................................................................19
         SECTION 1.3 CROSS-REFERENCES...........................................................................19
         SECTION 1.4 ACCOUNTING AND FINANCIAL DETERMINATIONS....................................................19

ARTICLE II COMMITMENTS AND BORROWING PROCEDURES.................................................................19
         SECTION 2.1 COMMITMENTS................................................................................19
         SECTION 2.1.1 COMMITMENTS..............................................................................20
         SECTION 2.1.2 LENDERS NOT REQUIRED TO MAKE LOANS.......................................................20
         SECTION 2.2 REDUCTION OF THE TOTAL COMMITMENT AMOUNT...................................................20
         SECTION 2.3 BORROWING PROCEDURE........................................................................21
         SECTION 2.4 CONTINUATION AND CONVERSION ELECTIONS......................................................21
         SECTION 2.5 FUNDING....................................................................................21

ARTICLE III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES..........................................................22
         SECTION 3.1 REPAYMENTS AND PREPAYMENTS.................................................................22
         SECTION 3.1.1 OPTIONAL PREPAYMENTS.....................................................................22
         SECTION 3.2 INTEREST PROVISIONS........................................................................23
         SECTION 3.2.1 RATES....................................................................................23
         SECTION 3.2.2 POST-MATURITY RATES; DEFAULT RATES.......................................................24
         SECTION 3.2.3 PAYMENT DATES............................................................................24
         SECTION 3.2.4 INTEREST RATE DETERMINATION..............................................................25
         SECTION 3.3 FEES.......................................................................................25
         SECTION 3.3.1 FACILITY FEE.............................................................................25
         SECTION 3.3.2 ADMINISTRATIVE AGENT'S FEE AND MISCELLANEOUS FEES........................................25

ARTICLE IV CERTAIN LIBO RATE AND OTHER PROVISIONS...............................................................25
         SECTION 4.1 LIBO RATE LENDING UNLAWFUL.................................................................25
         SECTION 4.2 INABILITY TO DETERMINE RATES...............................................................26
         SECTION 4.3 INCREASED LIBO RATE LOAN COSTS.............................................................26
         SECTION 4.4 OBLIGATION TO MITIGATE.....................................................................26
         SECTION 4.5 FUNDING LOSSES.............................................................................27
         SECTION 4.6 INCREASED CAPITAL COSTS....................................................................27
         SECTION 4.7 TAXES......................................................................................28
         SECTION 4.8 PAYMENTS, COMPUTATIONS.....................................................................29
         SECTION 4.9 SHARING OF PAYMENTS........................................................................30
         SECTION 4.10 SETOFF....................................................................................30
         SECTION 4.11 REPLACEMENT OF LENDER.....................................................................30

                                      -i-

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ARTICLE V THE LETTERS OF CREDIT.................................................................................31
         SECTION 5.1 THE LETTER OF CREDIT COMMITMENT............................................................31
         SECTION 5.1.1 ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT.....................................33
         SECTION 5.1.2 RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS.........................................35
         SECTION 5.1.3 REPAYMENT OF PARTICIPATIONS..............................................................37
         SECTION 5.1.4 ROLE OF THE ISSUING LENDER...............................................................37
         SECTION 5.1.5 OBLIGATIONS ABSOLUTE.....................................................................38
         SECTION 5.2 CASH COLLATERALIZATION.....................................................................39
         SECTION 5.3 LETTER OF CREDIT FEES......................................................................39
         SECTION 5.4 ISSUANCE OF LETTERS OF CREDIT IN OFFSHORE CURRENCIES.......................................40
         SECTION 5.5 UNIFORM CUSTOMS AND PRACTICE...............................................................41
         SECTION 5.6 ADDITIONAL AND SUCCESSOR ISSUING LENDERS...................................................41
         SECTION 5.7 CURRENCY EXCHANGE FLUCTUATIONS.............................................................41

ARTICLE VI CONDITIONS TO LOANS..................................................................................42
         SECTION 6.1 CONDITIONS TO EFFECTIVENESS................................................................42
         SECTION 6.1.1 DELIVERY OF LOAN DOCUMENTS...............................................................42
         SECTION 6.1.2 OFFICER'S CERTIFICATE....................................................................42
         SECTION 6.1.3 RESOLUTIONS..............................................................................42
         SECTION 6.1.4 OPINIONS OF COUNSEL......................................................................42
         SECTION 6.1.5 CLOSING FEES, EXPENSES...................................................................42
         SECTION 6.1.6 FINANCIAL STATEMENTS.....................................................................42
         SECTION 6.1.7 DEBT RATINGS.............................................................................43
         SECTION 6.1.8 REPAYMENT OF EXISTING CREDIT AGREEMENTS..................................................43
         SECTION 6.2 ALL CREDIT EXTENSIONS......................................................................43
         SECTION 6.2.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT...............................................43
         SECTION 6.2.2 BORROWING REQUEST........................................................................43
         SECTION 6.2.3 SATISFACTORY LEGAL FORM..................................................................43

ARTICLE VII REPRESENTATIONS AND WARRANTIES......................................................................44
         SECTION 7.1 ORGANIZATION; POWER; COMPLIANCE WITH LAW AND CONTRACTUAL OBLIGATIONS.......................44
         SECTION 7.2 DUE AUTHORIZATION; NON-CONTRAVENTION.......................................................44
         SECTION 7.3 GOVERNMENTAL APPROVAL; REGULATION..........................................................44
         SECTION 7.4 VALIDITY...................................................................................45
         SECTION 7.5 FINANCIAL INFORMATION......................................................................45
         SECTION 7.6 NO MATERIAL ADVERSE CHANGE.................................................................45
         SECTION 7.7 LITIGATION.................................................................................45
         SECTION 7.8 OWNERSHIP OF PROPERTIES....................................................................45
         SECTION 7.9 TAXES......................................................................................45
         SECTION 7.10 PENSION AND WELFARE PLANS.................................................................45
         SECTION 7.11 ENVIRONMENTAL WARRANTIES..................................................................46
         SECTION 7.12 REGULATIONS T, U AND X....................................................................46
         SECTION 7.13 ACCURACY OF INFORMATION...................................................................47
         SECTION 7.14 THE OBLIGATIONS...........................................................................47

                                      -ii-

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ARTICLE VIII COVENANTS..........................................................................................47
         SECTION 8.1 AFFIRMATIVE COVENANTS......................................................................47
         SECTION 8.1.1 FINANCIAL INFORMATION, REPORTS, NOTICES..................................................47
         SECTION 8.1.2 COMPLIANCE WITH LAWS.....................................................................49
         SECTION 8.1.3 MAINTENANCE OF PROPERTIES................................................................49
         SECTION 8.1.4 INSURANCE................................................................................49
         SECTION 8.1.5 BOOKS AND RECORDS........................................................................49
         SECTION 8.1.6 ENVIRONMENTAL COVENANT...................................................................49
         SECTION 8.1.7 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.........................................50
         SECTION 8.1.8 USE OF PROCEEDS..........................................................................50
         SECTION 8.1.9 INDEPENDENT DIRECTOR.....................................................................50
         SECTION 8.1.10 ARTICLES OF INCORPORATION...............................................................50
         SECTION 8.2 NEGATIVE COVENANTS.........................................................................50
         SECTION 8.2.1 RESTRICTIONS ON SECURED INDEBTEDNESS.....................................................50
         SECTION 8.2.2 LIENS....................................................................................51
         SECTION 8.2.3 INVESTMENTS..............................................................................52
         SECTION 8.2.4 CONSOLIDATION, MERGER....................................................................52
         SECTION 8.2.5 ASSET DISPOSITIONS.......................................................................53
         SECTION 8.2.6 TRANSACTIONS WITH AFFILIATES.............................................................53
         SECTION 8.2.7 RESTRICTIVE AGREEMENTS...................................................................53
         SECTION 8.2.8 INTEREST COVERAGE........................................................................54
         SECTION 8.2.9 RECOURSE DEBT TO RECOURSE CAPITAL RATIO..................................................54
         SECTION 8.3 ERISA......................................................................................54

ARTICLE IX EVENTS OF DEFAULT....................................................................................54
         SECTION 9.1 LISTING OF EVENTS OF DEFAULT...............................................................54
         SECTION 9.1.1 NON-PAYMENT OF OBLIGATIONS...............................................................54
         SECTION 9.1.2 BREACH OF WARRANTY.......................................................................55
         SECTION 9.1.3 NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS.....................................55
         SECTION 9.1.4 NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS.......................................55
         SECTION 9.1.5 DEFAULT ON OTHER INDEBTEDNESS............................................................55
         SECTION 9.1.6 JUDGMENTS................................................................................55
         SECTION 9.1.7 PENSION PLANS............................................................................55
         SECTION 9.1.8 BANKRUPTCY, INSOLVENCY...................................................................56
         SECTION 9.2 ACTION IF BANKRUPTCY.......................................................................57
         SECTION 9.3 ACTION IF OTHER EVENT OF DEFAULT...........................................................57
         SECTION 9.4 RESCISSION OF DECLARATION..................................................................57

ARTICLE X THE ADMINISTRATIVE AGENT..............................................................................57
         SECTION 10.1 ACTIONS...................................................................................57
         SECTION 10.2 FUNDING RELIANCE..........................................................................58
         SECTION 10.3 EXCULPATION...............................................................................59
         SECTION 10.4 SUCCESSOR.................................................................................59
         SECTION 10.5 LOANS BY CUSA.............................................................................59
         SECTION 10.6 RELIANCE BY ADMINISTRATIVE AGENT..........................................................60

                                     -iii-

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         SECTION 10.7 NOTICE OF DEFAULT.........................................................................60
         SECTION 10.8 CREDIT DECISIONS..........................................................................60
         SECTION 10.9 COPIES....................................................................................61

ARTICLE XI MISCELLANEOUS PROVISIONS.............................................................................61
         SECTION 11.1 WAIVERS, AMENDMENTS.......................................................................61
         SECTION 11.2 NOTICES...................................................................................62
         SECTION 11.3 PAYMENT OF COSTS AND EXPENSES.............................................................62
         SECTION 11.4 INDEMNIFICATION...........................................................................63
         SECTION 11.5 SURVIVAL..................................................................................64
         SECTION 11.6 SEVERABILITY..............................................................................64
         SECTION 11.7 HEADINGS..................................................................................64
         SECTION 11.8 EXECUTION IN COUNTERPARTS.................................................................64
         SECTION 11.9 GOVERNING LAW; ENTIRE AGREEMENT...........................................................64
         SECTION 11.10 SUCCESSORS AND ASSIGNS...................................................................65
         SECTION 11.11 SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES..................65
         SECTION 11.11.1 ASSIGNMENTS............................................................................65
         SECTION 11.11.2 PARTICIPATIONS.........................................................................67
         SECTION 11.12 OTHER TRANSACTIONS.......................................................................68
         SECTION 11.13 SUBMISSION TO JURISDICTION; WAIVERS......................................................68
         SECTION 11.14 WAIVERS OF JURY TRIAL....................................................................69
         SECTION 11.15 NON-RECOURSE PERSONS.....................................................................69
         SECTION 11.16 ACKNOWLEDGMENTS..........................................................................69
         SECTION 11.17 CONFIDENTIALITY..........................................................................69



Annex I     -    Tranche A Pricing Grid
Annex II    -    Tranche B Pricing Grid

SCHEDULES
1.1(a)      -    Commitments
1.1(b)      -    Addresses for Notices and Lending Offices
5.1         -    Existing Letters of Credit
5.4         -    Agreed Alternative Currency

EXHIBITS

A - Form of Note
A-1 - Form of Tranche A Note
A-2 - Form of Tranche B Note
B - Form of Borrowing Request
C - Form of Continuation/Conversion Notice
D - Form of Lender Assignment Agreement


                                      -iv-

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         CREDIT AGREEMENT dated as of September 13, 2001 among EDISON MISSION
ENERGY, the various financial institutions as are or may become parties hereto (collectively, the "LENDERS"), WESTDEUTSCHE LANDESBANK GIROZENTALE, NEW YORK BRANCH, as documentation agent (in such capacity, the "Documentation Agent"), CITICORP USA, INC. ("CUSA"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and CITIBANK, N.A., as issuing lender (in such capacity, the "ISSUING LENDER").

                                    RECITALS

         A. The Borrower has requested that the Lenders establish a credit facility for general corporate purposes (including without limitation, to refinance certain existing Indebtedness of the Borrower, to finance equity investments in certain projects of the Borrower, to provide working capital, for the issuance of the letters of credit and to finance capital expenditures); and

         B. The Lenders are willing to make such credit facility available upon and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1 DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ADMINISTRATIVE AGENT" means CUSA in its capacity as administrative agent for the Lenders hereunder, and includes each other Person as may have subsequently been appointed as the successor Administrative Agent pursuant to
SECTION 10.4.

         "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan or Welfare Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AFFILIATE BANKRUPTCY EVENT" means, with respect to Edison International or any of its Subsidiaries (other than the Borrower), such Person shall:

                  (a) apply for, consent to, or acquiesce in, or suffer to exist, the appointment of a trustee, receiver, sequestrator or other custodian for such Person or a substantial portion of its property, or make a general assignment for the benefit of creditors; or

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                  (b) permit or suffer to exist the commencement of any
         bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of such Person.

         "AGENT-RELATED PERSONS" means CUSA and any successor agent arising under SECTION 10.4, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "AGREED ALTERNATIVE CURRENCY" shall mean the eurocurrencies listed on
SCHEDULE 5.4, pursuant to the procedures specified in SECTION 5.4(B).

         "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of:

                  (a) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent at its principal office in New York, New York, as its "base rate" (or such other term used by any successor Administrative Agent). The "base rate" is a rate set by the Administrative Agent based upon various factors including the Administrative Agent's cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate; or

                  (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

         "APPLICABLE CURRENCY" means, as to any particular payment or Loan or L/C Obligation, Dollars or the Offshore Currency in which it is denominated or is payable, and, if no Applicable Currency is specified, shall mean Dollars.

         "APPLICABLE MARGIN" means, for any day with respect to any LIBO Rate Loans or Base Rate Loans, the rate per annum in effect for such day based on the Borrower's Debt Rating for such day determined as provided in: (a) the Tranche A Pricing Grid for Tranche A Loans; and (b) the Tranche B Pricing Grid for Tranche B Loans.

         "AUTHORIZED REPRESENTATIVE" means, relative to the Borrower, those of its officers and employees whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to SECTION 6.1.3.

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         "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate plus the Applicable Margin from time to time in effect.

         "BORROWER" means Edison Mission Energy, a California corporation, which shall, after giving effect to a proposed merger in compliance with SECTION 8.2.4, be succeeded by a Delaware corporation with the same name and other permitted successors in accordance with SECTION 8.2.4.

         "BORROWING" means Loans of the same type and, in the case of LIBO Rate Loans having the same Interest Period, made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTION 2.1.

         "BORROWING DATE" means any Business Day specified in a notice pursuant to SECTION 2.3 as a date which the Borrower requests the Lenders to make Loans.

         "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Representative of the Borrower, substantially in the form of EXHIBIT B hereto, with respect to Loans, and means an L/C Application duly executed by an Authorized Representative of the Borrower, with respect to Letters of Credit.

         "BUSINESS DAY" means:

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which the Lenders are authorized or required to be closed in New York, New York; and

                  (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

         "CAPITALIZED LEASE LIABILITIES" of any Person means all monetary obligations of such Person under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of each Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "CASH COLLATERALIZE" means to pledge and deposit with or deliver to the Administrative Agent in accordance with SECTION 5.2, for the ratable benefit of the Administrative Agent, the Issuing Lender and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Lender.

         "CASH EQUIVALENT INVESTMENT" means, at any time:

                  (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or an agency thereof; or

                  (b) other investments in securities or bank instruments rated at least "A" by S&P and "A2" by Moody's or "A-1" by S&P and "P-1" by Moody's and with maturities of less than 180 days.

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         "CERCLIS" means the Comprehensive Environmental Response Compensation
Liability Information System List.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITMENT" means, collectively, the Tranche A Commitment and the Tranche B Commitment.

         "COMMITMENT TERMINATION EVENT" means:

                  (a) the occurrence of any Default described in CLAUSES (A) through (E) of SECTION 9.1.8 with respect to the Borrower; or

                  (b) the occurrence and continuance of any other Event of Default and the declaration of the Loans to be due and payable pursuant to SECTION 9.3.

         "COMPUTATION DATE" has the meaning specified in SECTION 5.4(C).

         "CONSOLIDATED NET WORTH" means, at any date, the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries determined as of such date without giving effect to any accumulated other comprehensive gain or loss after December 31, 1999 plus, to the extent not otherwise included therein, (a) the liquidation preference at such date of non-redeemable preferred stock of the Borrower and (b) to the extent not included therein, Equity Preferred Securities.

         "CONSOLIDATED OPERATING PROJECTS" means any electric generation facilities, oil and gas properties, trading activities, and operation and maintenance services in which the Borrower or its Subsidiaries have a direct or indirect ownership greater than 50%.

         "CONSOLIDATED SUBSIDIARY" means, at any date with respect to any Person, any Subsidiary of such Person or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

         "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby; PROVIDED, HOWEVER, that if the maximum amount of the debt, obligation or other liability guaranteed thereby has not been established, the amount of such Contingent Liability shall be the maximum reasonably anticipated amount of the debt, obligation or other liability; PROVIDED, FURTHER, HOWEVER, that any agreement to limit the maximum amount of such Person's obligation

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under such Contingent Liability shall not, of and by itself, be deemed to establish the maximum reasonably anticipated amount of such debt, obligation or other liability.

         "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Representative of the Borrower, substantially in the form of EXHIBIT C.

         "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "CREDIT EXTENSION" means and includes (a) any Borrowing and (b) any Issuance of, or participation in, any Letters of Credit.

         "CUSA" has the meaning set forth in the PREAMBLE.

         "DEBT RATING" means a rating of the Borrower's long-term debt which is not secured or supported by a guarantee, letter of credit or other form of credit enhancement. If Moody's or S&P shall have changed its system of classifications after the date hereof, the Borrower's Debt Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

         "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions. For purposes of determining the Recourse Debt to Recourse Capital Ratio on any date, the Derivatives Obligations of the Borrower shall be determined on a "mark to market" basis on such date.

         "DISTRIBUTIONS" means any interest or principal payments on loans, distributions, management fees and dividends to the Borrower or any of its Subsidiaries made by a Non-Consolidated Operating Project.

         "DOLLAR" and the sign "$" mean lawful money of the United States.

         "DOLLAR EQUIVALENT" means, at any time, (a) as to any amount denominated in Dollars, the amount thereof at such time and (b) as to any amount denominated in any other

Offshore Currency, the equivalent amount in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate for the purchase of Dollars with such Offshore Currency on the most recent Computation Date, as defined in and provided for in SECTION 5.4(C).

         "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated on SCHEDULE 1.1(B) or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto. A Lender may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Loans.

         "EDISON INTERNATIONAL" means Edison International, a California corporation.

         "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 6.1.

         "ELIGIBLE ASSIGNEE" means (a) a commercial bank or other financial institution organized or licensed under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (b) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary or (iii) a Person of which a Lender is a Subsidiary; and (c) an SPC under the circumstances described, and in accordance with, SECTION 11.11.1(F).

         "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to Hazardous Materials and/or to public health and protection of the environment, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act, as amended.

         "EQUITY PREFERRED SECURITIES" means securities issued by the Borrower
(a) that are not subject to mandatory redemption or the underlying securities, if any, of which are not subject to mandatory redemption, (b) that are perpetual or mature no less than 30 years from the date of issuance, (c) the indebtedness issued in connection with which, including any guaranty, is subordinate in right of payment to the unsecured and unsubordinated indebtedness of the issuer of such indebtedness or guaranty, and (d) the terms of which permit the deferral of payment of interest or distributions thereon to the date occurring after the Tranche B Commitment Termination Date.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "EVENT OF DEFAULT" has the meaning set forth in SECTION 9.1.

         "EXCLUDED OPERATING CASH FLOW" means, for any period, the excess (if any) of (a) Operating Cash Flow for such period of each Consolidated Operating Project unable to make

Subsidiary Payments at the end of such period solely by reason of Restrictive Financing Documents OVER (b) Subsidiary Payments made by each such Consolidated Operating Project during such period.

         "FACILITY FEE" has the meaning set forth in SECTION 3.3.1.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to:

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from not less than three of the Lead Arrangers (or if quotations are unavailable from any of them, up to three federal funds brokers of recognized standing selected by the Administrative Agent).

         "FINANCIAL LETTER OF CREDIT" means a standby or direct pay Letter of Credit supporting indebtedness owing to third parties, which may include workers' compensation requirements.

         "FISCAL QUARTER" means any quarter of a Fiscal Year.

         "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "2000 Fiscal Year") referred to the Fiscal Year ending on December 31 occurring during such calendar year.

         "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "FUNDS FLOW FROM OPERATIONS" means, for any period, the sum of the following (computed without duplication) (a) Distributions during such period plus (b) Operating Cash Flow for such period less (c) Excluded Operating Cash Flow for such period plus (d) interest income during such period less (e) Operating Expenses during such period.

         "FX DEALING DESK" means the Foreign Exchange Dealing Desk in New York, NY of Citibank N.A., or such other of Citibank, N.A.'s offices as Citbank, N.A. may designate from time to time.

         "GAAP" has the meaning set forth in SECTION 1.4.

         "GRANTING LENDER" has the meaning specified in SECTION 11.11.1(F).

         "GOVERNMENTAL APPROVAL" has the meaning set forth in SECTION 7.3.

         "HAZARDOUS MATERIAL" means:

                  (a) any "hazardous substance", as defined by any Environmental Law;

                  (b) any "hazardous waste", as defined by any Environmental
         Law;

                  (c) any petroleum product; or

                  (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any Environmental Law.

         "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

         "HONOR DATE" has the meaning set forth in SECTION 5.1.2(B).

         "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties thereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "INDEBTEDNESS" of any Person means, without duplication:

                  (a)  all indebtedness for borrowed money;

                  (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof or is evidenced by a note or other instrument, except trade accounts arising in the ordinary course of business;

                  (c) all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalent Investments), bankers' acceptances and similar instruments (in each case, whether or not matured);

                  (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

                  (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property);

                  (f)  all Capitalized Lease Liabilities;

                  (g) all net obligations with respect to sales of foreign exchange options;

                  (h) all indebtedness referred to in CLAUSES (A) through (G) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and

                  (i)  all Contingent Liabilities.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

         "INTEREST COVERAGE RATIO" means, for any period, the ratio of (a) Funds Flow from Operations during such period to (b) Interest Expense for such period.

         "INTEREST EXPENSE" means the accrued interest expense of all the Borrower's senior recourse indebtedness, but shall exclude any intercompany obligation on which interest or the equivalent is received by the Borrower.

         "INTEREST PERIOD" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or shorter or longer period as agreed to with the Lenders, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to SECTION 2.3 or 2.4; PROVIDED, HOWEVER, that:

                  (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates or such other larger number of dates and on such terms as may be agreed to by the Borrower and the Administrative Agent;

                  (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                  (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (d) no Interest Period may end later than the date set forth in CLAUSE (A) of the definition of "Tranche A Commitment Termination Date" or "Tranche B Commitment Termination Date", as applicable.

         "INVESTMENT" means, relative to any Person:

                  (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                  (b) any Contingent Liability of such Person; and

                  (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

         "ISSUE" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "ISSUED," "ISSUING" and "ISSUANCE" have corresponding meanings.

         "ISSUING LENDER" means Citibank, N.A. in its capacity as issuer of one or more Letters of Credit hereunder, together with any additional or successor letter of credit issuer appointed pursuant to SECTION 5.6 hereof.

         "L/C ADVANCE" means each Lender's participation in any L/C Borrowing in accordance with its Percentage.

         "L/C APPLICATION" means an application form reasonably satisfactory to the Issuing Lender for issuances of Financial Letters of Credit or Performance Letters of Credit or for amendment thereof as shall at any time be in use at the Issuing Lender, as the Issuing Lender shall request.

         "L/C BORROWING" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Tranche A Loans or Tranche B Loans under
SECTION 5.1.2(C).

         "L/C OBLIGATIONS" means, the Tranche A L/C Obligations and the Tranche B L/C Obligations.

         "L/C RELATED DOCUMENTS" means the Letters of Credit, the L/C Applications and any other document relating to any Letter of Credit, including any of the Issuing Lender's standard form documents for letter of credit issuances.

         "LEAD ARRANGERS" means Credit Suisse First Boston, Salomon Smith Barney Inc., Societe Generale, BMO Nesbitt Burns, TD Securities (USA) Inc. and Westdeutsche Landesbank Girozentrale, New York Branch.

         "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement, substantially in the form of EXHIBIT D.

         "LENDERS" has the meaning set forth in the PREAMBLE.

         "LETTERS OF CREDIT" means any Tranche A Letters of Credit and/or Tranche B Letters of Credit.

         "LEVERAGED LEASE BASIC DOCUMENTS" means the Basic Documents as defined in the Leveraged Lease Participation Agreement.

         "LEVERAGED LEASE PARTICIPATION AGREEMENT" means, collectively (a) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust I, Powerton Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; (b) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust II, Powerton Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; (c) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust I, Joliet Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; and (d) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust II, Joliet Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee.

         "LEVERAGED LEASE TRANSACTION" means the transaction consummated pursuant to the Leveraged Lease Participation Agreement and the Leveraged Lease Basic Documents."

         "LIBO RATE" has the meaning set forth in SECTION 3.2.1.

         "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan at a fixed rate of interest determined by reference to the LIBO Rate.

         "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest whole multiple of l/100 of 1%) determined pursuant to the following formula:

         LIBO Rate (Reserve Adjusted)   =                 LIBO RATE
                                             -----------------------------------
                                               1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent, two Business Days before the first day of such Interest Period.

         "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such on SCHEDULE 1.1(B) or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent pursuant to
SECTION 4.4, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

         "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of a debt or performance of an obligation.

         "LOAN" means collectively, Tranche A Loans and Tranche B Loans.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the L/C Related Documents and the other agreements, documents and instruments delivered in connection with this Agreement and the Notes, including the fee letter referred to in SECTION 3.3.3, each Borrowing Request and each Continuation/ Conversion Notice.

         "MAJOR PROJECTS" means the plants owned by First Hydro, the Loy Yang B plant, the Homer City Generating Station, the plants located in Illinois owned by Midwest Generation, LLC, the Kern River cogeneration facility, the Midway Sunset cogeneration facility, the Watson cogeneration facility and the Sycamore cogeneration facility.

         "MATERIAL ADVERSE EFFECT" means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or operations of the Borrower and its subsidiaries, taken as a whole since the Effective Date, or (b) the ability of the Borrower to perform its obligations under any of the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

         "MIDWEST" means Midwest Generation, LLC.

         "MOODY'S" means Moody's Investors Service, a division of Dun & Bradstreet Corporation, and its successors and assigns.

         "NET TANGIBLE ASSETS" means, as of the date of any determination thereof, the total amount of all assets of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), less the sum of
(a) the consolidated current liabilities of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) and (b) assets properly classified as "intangible assets" in accordance with GAAP.

         "NON-CONSOLIDATED OPERATING PROJECTS" means any electric generation facilities, oil and gas properties, trading activities, and operation and maintenance services in which the Borrower or its Subsidiaries have a direct or indirect ownership equal to or less than 50%.

         "NON-RECOURSE DEBT" means Indebtedness which the Borrower is not directly or indirectly obligated to repay.

         "NON-RECOURSE PERSONS" means the Affiliates of the Borrower, including The Mission Group, Edison International, Mission Energy Holdings and Southern California Edison Company, and the officers, directors, employees, shareholders, agents, Authorized Representatives and other controlling persons of the Borrower or any of its Affiliates, PROVIDED that in no event shall the Borrower be deemed to be a Non-Recourse Person.

         "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower arising under or in connection with the Loan Documents.

         "OFFSHORE CURRENCY" means at any time Australian dollars, Canadian dollars, English pounds sterling, French francs, Italian lira, Deutsche marks, Japanese yen, Swiss francs, Spanish pesetas, Belgian Francs, Dutch Guilders, Thai Baht, Euros and any Agreed Alternative Currency.

         "OPERATING CASH FLOW" means, for any period, the excess of accrued Project Revenues during such period less accrued Project Operating Expenses less accrued Project Debt Service during such period from the Consolidated Operating Projects.

         "OPERATING EXPENSES" means, for any period, all amounts accrued by the Borrower in the conduct of its business during such period, including utilities, general and administrative expenses, employee salaries, wages and other employment-related costs, fees for letters of credit, surety bonds and performance bonds. Operating Expenses do not include federal and state taxes, depreciation or amortization, and other non-cash charges.

         "ORGANIC DOCUMENT" means, relative to the Borrower, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

         "PARTICIPANT" is defined in SECTION 11.11.2.

         "PARTNERSHIP" means a general partnership, limited partnership, joint venture or similar entity in which the Borrower or a Subsidiary is a partner, joint venturer or equity participant.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "PENSION PLAN" means a "pension plan", as such term is defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, has any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "PERCENTAGE" means, with respect to the Tranche A Commitment or the Tranche B Commitment of any Lender, the percentage set forth on SCHEDULE 1.1(A) for such Commitment opposite its name or set forth in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder, as such percentage may be adjusted from time to time pursuant to any Lender Assignment Agreement executed by such Lender and delivered pursuant to SECTION 11.11.1.

         "PERFORMANCE LETTER OF CREDIT" means a standby Letter of Credit used directly or indirectly to cover bid, performance, advance and retention obligations, including, without limitation, Letters of Credit issued in favor of sureties who in connection therewith cover bid, performance and retention obligations.

         "PERSON" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "POWERTON/JOLIET GUARANTEES" means, collectively, (a) the Guaranty Agreement dated as of August 17, 2000 made by the Borrower in favor of Powerton Trust I that, among other things, guarantees the payment by Midwest of certain liabilities payable to Powerton Trust I, (b) the Guaranty Agreement dated as of August 17, 2000 made by the Borrower in favor of Powerton Trust II that, among other things, guarantees the payment by Midwest of certain liabilities payable to Powerton Trust II, (c) the Guaranty Agreement dated as of August 17, 2000 made by the Borrower in favor of Joliet Trust I that, among other things, guarantees the payment by Midwest of certain liabilities payable to Joliet Trust I and (d) the Guaranty Agreement dated as of August 17, 2000 made by the Borrower in favor of Joliet Trust II that, among other things, guarantees the payment by Midwest of certain liabilities payable to Joliet Trust II.

         "POWERTON/JOLIET INTERCOMPANY NOTES" means the promissory notes of the Borrower dated as of August 24, 2000 having an aggregate principal amount equal to $1,367,000,000, evidencing in each case a loan from Midwest to the Borrower.

         "PROJECT DEBT SERVICE" means, for any period, all accrued interest and principal payments during such period for the Consolidated Operating Projects. Any principal payments made due to refinancing shall be excluded.

         "PROJECT OPERATING EXPENSES" means all accrued expenses by the Consolidated Operating Projects which are necessary for the continued operation and maintenance of the

Consolidated Operating Projects which shall include operating lease payments and foreign taxes paid but exclude depreciation and amortization or any capital expenditure undertaken primarily to increase the efficiency of, expand or re-power the Consolidated Operating Projects or capital expenditures for environmental purposes which are not required by applicable law.

         "PROJECT REVENUES" means, for any period, all accrued revenues by the Consolidated Operating Projects during such period, including revenues from the sale of energy and capacity, steam and fuel plus accruals for business interruption insurance and all interest and other income.

         "QUARTERLY PAYMENT DATE" means the last day of each March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

         "RECOURSE DEBT" means, on any date, the sum (without duplication) of the following indebtedness of the Borrower: (a) all indebtedness for borrowed money other than Subordinated Debt; (b) all guarantees for (i) indebtedness of the Subsidiaries and (ii) rental expenses of the Subsidiaries; (c) all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalent Investments), bankers' acceptances and similar instruments (in each case, whether or not matured); (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; and (e) Derivative Obligations. For purposes of the foregoing, (i) indebtedness of the Borrower shall exclude, to the extent included, (A) indebtedness of the Borrower evidenced by the Powerton/Joliet Intercompany Notes for so long as amounts payable thereunder are subject to setoff against amounts paid under the Powerton/Joliet Guarantees in accordance with the terms of the Powerton/Joliet Intercompany Notes; (B) indebtedness of the Borrower evidenced by the Synthetic Lease Intercompany Note for so long as amounts payable thereunder are subject to setoff against payments under the Synthetic Lease Guarantee in accordance with the terms of the Synthetic Lease Intercompany Note; and (C) indebtedness of the Borrower under guarantees of rental expenses to the extent attributable to lease indebtedness provided by Subsidiaries under leasing transactions, including, without limitation, indebtedness of the Borrower under the Synthetic Lease Guarantee to the extent attributable to lease indebtedness provided by Subsidiaries as Synthetic Lease Tranche A Loans; and (ii) the amount of indebtedness of the Borrower under guarantees of rental expenses of the Subsidiaries on any date of determination shall be the termination value under the related lease on such date of determination (adjusted so as to give effect to adjustments contemplated by clause (i)(C) above, if applicable) plus reasonably anticipated indemnity or other similar payments as of such date of determination; PROVIDED that the amount of indebtedness of the Borrower under each Powerton/Joliet Guarantee on any date of determination shall be the Termination Value (or, if applicable, Special Termination Value) as defined in such Powerton/Joliet Guarantee on such date of determination plus reasonably anticipated indemnity or other similar payments as of such date of determination.

         "RECOURSE DEBT TO RECOURSE CAPITAL RATIO" means, on any date, the ratio of: (a) Recourse Debt on such date to (b) the sum on such date of (i) Consolidated Net Worth on such date PLUS (ii) Recourse Debt.

         "REGISTER" has the meaning set forth in SECTION 11.11.1.

         "REQUIRED LENDERS" means, at any time, Lenders having at least 66?% of the Total Commitment Amount, or, if no Commitments are then outstanding, Lenders holding at least 66?% of the then aggregate outstanding principal amount of the Loans.

         "RESTRICTIVE FINANCING DOCUMENTS" means has the meaning specified in
SECTION 8.2.7.

         "S&P" means Standard & Poor's Ratings Services and its successors and assigns.

         "SAME DAY FUNDS" means (i) with respect to disbursements and payments in Dollars, immediately available funds, and (ii) with respect to disbursements and payments in any other Offshore Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

         "SPC" has the meaning specified in SECTION 11.11.1(F).

         "SPOT RATE" for a currency means the rate quoted by Citibank, N.A. as the spot rate for the purchase by Citibank, N.A. of such currency with another currency through its FX Dealing Desk at approximately 11:00 a.m. (New York time) on the date as of which the foreign exchange computation is made.

         "SUBORDINATED DEBT" means all unsecured Indebtedness of the Borrower for money borrowed which is subordinated, upon terms (including the terms applicable to the payment, prepayment, redemption, purchase or defeasance thereof) satisfactory to the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

         "SUBSIDIARY" means, with respect to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "SUBSIDIARY PAYMENTS" has the meaning specified in SECTION 8.2.7.

         "SYNTHETIC LEASE CREDIT AGREEMENT" means the Credit Agreement dated as of June 23, 2000 among EME/CDL Trust, Midwest Peaker Holdings, Inc., Citicorp Del-Lease, Inc. and Citicorp North America, Inc.

         "SYNTHETIC LEASE GUARANTEE" means the Guaranty Agreement dated as of June 23, 2000 made by the Borrower in favor of the EME/CDL Trust.

         "SYNTHETIC LEASE INTERCOMPANY NOTE" means the intercompany note of the Borrower dated as of July 10, 2000 having a principal amount of $300,000,000, evidencing a loan from Midwest to the Borrower.

         "SYNTHETIC LEASE TRANCHE A LOANS" means the Tranche A Loans (as defined in the Synthetic Lease Credit Agreement)."

         "TANGIBLE NET WORTH" means the net worth of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

         "TAXES" has the meaning set forth in SECTION 4.7.

         "TOTAL COMMITMENT AMOUNT" means, collectively, the Tranche A Commitment Amount and the Tranche B Commitment Amount.

         "TRANCHE A COMMITMENT" means, relative to any Lender, the obligation of such Lender to make a Tranche A Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under "Tranche A Commitment" opposite such Lender's name on SCHEDULE 1.1(A) and as such amount may be adjusted from time to time pursuant to any Lender Assignment Agreement executed by such Lender and delivered pursuant to SECTION 11.11.1.

         "TRANCHE A COMMITMENT AMOUNT" means $538,333,333.36, as such amount may be reduced from time to time pursuant to SECTION 2.2.

         "TRANCHE A COMMITMENT TERMINATION DATE" means the earliest of:

                  (a) the date 364 days after the Effective Date;

                  (b) the date on which the Total Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; or

                  (c) the date on which any Commitment Termination Event occurs.

         "TRANCHE A ISSUANCE DATE" has the meaning specified in SECTION 5.1(A).

         "TRANCHE A L/C OBLIGATIONS" means at any time the sum of (a) the Dollar Equivalent of the aggregate undrawn amount of all Tranche A Letters of Credit then outstanding plus (b) the amount of all unreimbursed drawings under all Tranche A Letters of Credit, including all outstanding L/C Borrowings pursuant to Tranche A Letters of Credit.

         "TRANCHE A LETTERS OF CREDIT" means any Financial Letters of Credit or Performance Letters of Credit Issued by the Issuing Lender pursuant to SECTION 5.1(A).

         "TRANCHE A LOAN" has the meaning set forth in SECTION 2.1.1(A).

         "TRANCHE A NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the

Borrower to such Lender resulting from outstanding Tranche A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "TRANCHE A PERCENTAGE" means such Lender's Percentage with respect to Tranche A Commitments.

         "TRANCHE A PRICING GRID" means the pricing grid attached as ANNEX I.

         "TRANCHE B LOAN" has the meaning set forth in SECTION 2.1.1(B).

         "TRANCHE B COMMITMENT" means, relative to any Lender, the obligation of such Lender to make Tranche B Loans to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under "Tranche B Commitment" opposite such Lender's name on SCHEDULE 1.1(A) and as such amount may be adjusted from time to time pursuant to any Lender Assignment Agreement executed by such Lender and delivered pursuant to SECTION 11.11.1.

         "TRANCHE B COMMITMENT AMOUNT" means, on any date, $211,666,666.64, as such amount may be reduced from time to time pursuant to SECTION 2.2.

         "TRANCHE B COMMITMENT TERMINATION DATE" means the earliest of:

                  (a) the third anniversary of the Effective Date;

                  (b) the date on which the Total Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; or

                  (c) the date on which any Commitment Termination Event occurs.

         "TRANCHE B ISSUANCE DATE" has the meaning specified in SECTION 5.1(B).

         "TRANCHE B L/C OBLIGATIONS" means at any time the sum of (a) the Dollar Equivalent of the aggregate undrawn amount of all Tranche B Letters of Credit then outstanding plus (b) the amount of all unreimbursed drawings under all Tranche B Letters of Credit, including all outstanding L/C Borrowings pursuant to Tranche B Letters of Credit.

         "TRANCHE B LETTERS OF CREDIT" means any Financial Letters of Credit or Performance Letters of Credit Issued by the Issuing Lender pursuant to SECTION 5.1(B).

         "TRANCHE B NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Tranche B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "TRANCHE B PERCENTAGE" means such Lender's Percentage with respect to Tranche B Commitments.

         "TRANCHE B PRICING GRID" means the pricing grid attached as ANNEX II.

         "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         "UCP" has the meaning specified in SECTION 5.5.

         "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

         "UTILIZATION FEE" has the meaning set forth in SECTION 3.3.2.

         "WELFARE PLAN" means a "welfare plan", as such term is defined in
Section 3(1) of ERISA.

         SECTION 1.2 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with any Loan Document.

         SECTION 1.3 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement to any Article, Section, Annex, Exhibit or Schedule are references to such Article, Section, Annex, Exhibit or Schedule of or to this Agreement, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4 ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used in any Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles in effect in the United States ("GAAP") applied in the preparation of the financial statements referred to in SECTION 7.5, except that quarterly financial statements are not required to contain footnotes.

                                   ARTICLE II

                      COMMITMENTS AND BORROWING PROCEDURES

         SECTION 2.1 COMMITMENTS. On the terms and subject to the conditions of this Agreement, each Lender severally agrees to make (a) Tranche A Loans in an aggregate principal amount up to such Lender's Tranche A Commitment and (b) Tranche B Loans in an aggregate principal amount up to such Lender's Tranche B Commitment, in each case as provided in this SECTION 2.1.

         SECTION 2.1.1 COMMITMENTS.

         (a) From time to time on any Business Day occurring prior to the Tranche A Commitment Termination Date, each Lender severally agrees to make revolving loans (each, a "TRANCHE A LOAN") to the Borrower equal to such Lender's Percentage of the Borrowing of Tranche A Loans requested by the Borrower to be made on such day. Tranche A Loans may from time to time be LIBO Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with SECTIONS 2.3 and 2.4. The Borrower may from time to time borrow, repay, in whole or in part, and reborrow Tranche A Loans. Tranche A Commitments shall terminate automatically on the Tranche A Commitment Termination Date.

         (b) From time to time on any Business Day occurring prior to the Tranche B Commitment Termination Date, each Lender severally agrees to make revolving loans (each, a "TRANCHE B LOAN") to the Borrower equal to such Lender's Percentage of the Borrowing of Tranche B Loans requested by the Borrower to be made on such day. Tranche B Loans may from time to time be LIBO Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with SECTIONS 2.3 and 2.4. The Borrower may from time to time borrow, repay, in whole or in part, and reborrow Tranche B Loans. Tranche B Commitments shall terminate automatically on the Tranche B Commitment Termination Date.

         SECTION 2.1.2 LENDERS NOT REQUIRED TO MAKE LOANS. No Lender shall be required to make:

         (a) any Tranche A Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Tranche A Loans and the Dollar Equivalent of the Tranche A L/C Obligations (if any) would exceed the Tranche A Commitment Amount; or

         (b) any Tranche B Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Tranche B Loans and the Dollar Equivalent of the Tranche B L/C Obligations (if any) would exceed the Tranche B Commitment Amount.

         SECTION 2.2 REDUCTION OF THE TOTAL COMMITMENT AMOUNT. The Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the Tranche A Commitment Amount or the Tranche B Commitment Amount without premium or penalty (subject, however, to SECTION 4.5); PROVIDED, HOWEVER, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Tranche A Commitment Amount or the Tranche B Commitment Amount shall be in a minimum amount of $10,000,000 and in an integral multiple of $1,000,000 in excess thereof; and, PROVIDED, further, that (i) the Tranche A Commitment Amount may not be reduced to an amount less than the aggregate amount of outstanding Tranche A Loans and the Dollar Equivalent of the Tranche A L/C Obligations and (ii) the Tranche B Commitment Amount may not be reduced to an amount less than the aggregate amount of outstanding Tranche B Loans and the Dollar Equivalent of the Tranche B L/C Obligations.

         SECTION 2.3 BORROWING PROCEDURE. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 Noon, New York City time, on a Business Day, the Borrower may from time to time irrevocably request, (i) on not less than three Business Days' notice, in the case of LIBO Rate Loans, and (ii) on the same Business Day, in the case of Base Rate Loans, that a Borrowing of Tranche A Loans or Tranche B Loans be made in minimum amounts of $10,000,000, or in a lesser amount equal to the unused Tranche A Commitments or Tranche B Commitment as permitted by SECTION 2.1.2. On the terms and subject to the conditions of this Agreement, each Borrowing for each tranche shall be comprised of the same type of Loans, and shall be made on the Business Day specified in such Borrowing Request. On or before 2:00 p.m., New York City time, on the Business Day such Tranche A Loans or Tranche B Loans are to be made, each Lender shall deposit with the Administrative Agent Same Day Funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.4 CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 Noon, New York City time on a Business Day, the Borrower may from time to time irrevocably elect that all, or any portion in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000 in excess thereof, of any Loans be (i) on not less than three Business Days' notice, converted into, or continued as, LIBO Rate Loans, or (ii) on the same Business Day, be converted into, or continued as Base Rate Loans. In the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan, such LIBO Rate Loan shall automatically be continued as a LIBO Rate Loan with an Interest Period of the same duration as the then expiring Interest Period; PROVIDED, HOWEVER, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, (y) a LIBO Rate Loan may not be converted at any time other than the last day of the Interest Period applicable thereto and (z) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default or Event of Default under SECTION 9.1.1 has occurred and is continuing. Each delivery of a Continuation/Conversion Notice shall constitute a certification and warranty by the Borrower that on the date of delivery of such notice no Default has occurred and is continuing. If prior to the time of such continuation or conversion any matter certified to by the Borrower by reason of the immediately preceding sentence will not be true and correct at such time if then made, the Borrower will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of such continuation or conversion the Administrative Agent shall have received written notice to the contrary from the Borrower, such certification and warranty shall be deemed to be made at the date of such continuation or conversion as if then made. Upon the occurrence and during the continuance of any Event of Default under SECTION 9.1.1, each LIBO Rate Loan shall convert automatically to a Base Rate Loan at the end of the Interest Period then in effect for such LIBO Rate Loan.

         SECTION 2.5 FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTION 4.1, 4.2, 4.3, 4.4, or 4.5, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing deposits in its LIBOR Office's interbank eurodollar markets.

                                  ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1 REPAYMENTS AND PREPAYMENTS.

         (a) The Tranche A Loans of each Lender shall mature, and the Borrower unconditionally promises to pay in full the unpaid principal amount of such Tranche A Loan to the Administrative Agent, for the account of such Lender, on the Tranche A Commitment Termination Date.

         (b) The Tranche B Loans of each Lender shall mature, and the Borrower unconditionally promises to pay in full the unpaid principal amount of such Tranche B Loan to the Administrative Agent, for the account of such Lender, on the Tranche B Commitment Termination Date.

         SECTION 3.1.1 OPTIONAL PREPAYMENTS.

         (a) At any time, and from time to time, the Borrower may, on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of the Loans; PROVIDED, HOWEVER, that:

                  (i) unless an Event of Default shall have occurred and be continuing, any such prepayment shall be applied as between Loans, as the Borrower may direct; PROVIDED that in the event that an Event of Default shall have occurred and be continuing any such prepayment shall be applied to the Tranche A Loans and the Tranche B Loans on a PRO RATA basis until such Loans of the same class are paid in full;

                  (ii) any such prepayment shall be applied PRO RATA among the Lenders in accordance with the respective unpaid principal amounts of the Loans of the same class held by them;

                  (iii) any such prepayment made shall be applied PRO RATA among Loans of the same type and, if applicable, having the same Interest Period;

                  (iv) any such prepayment of any LIBO Rate Loan made on any day other than the last day of the Interest Period for such Loan shall be subject to the provisions of SECTION 4.5;

                  (v) any such prepayment of LIBO Rate Loans shall require at least two Business Days' prior written notice to the Administrative Agent and any such prepayment of Base Rate Loans may be made on same day's written notice to the Administrative Agent; and

                  (vi) any such partial prepayment of Loans shall be in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000 in excess thereof.

         (b) The Borrower shall, on each date when a prepayment is required pursuant to SECTION 5.7, make a mandatory prepayment of Loans, and/or Cash Collateralize the Letters of Credit, in an amount equal to the excess of the aggregate outstanding principal amount of (i) all Tranche A Loans and the Dollar Equivalent of all Tranche A L/C Obligations over the Tranche A Commitment Amount and (ii) all Tranche B Loans and the Dollar Equivalent of all Tranche B L/C Obligations over the Tranche B Commitment Amount.

         (c) The Borrower shall (i) immediately upon any acceleration of any Loans pursuant to SECTION 9.2 or SECTION 9.3, repay all Loans, unless, pursuant to SECTION 9.3, only a portion of all Loans is so accelerated.

         (d) Each prepayment of Loans made pursuant to this SECTION 3.1.1 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid, but shall be without premium or penalty, except as may be required by
SECTION 4.5. No prepayment of principal of any Loan pursuant to SECTION 3.1.1(A) shall cause a reduction in the Total Commitment Amount.

         SECTION 3.2 INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this SECTION 3.2.

         SECTION 3.2.1 RATES.

         (a) Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                  (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin from time to time in effect; and

                  (ii) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate for such Interest Period plus the Applicable Margin from time to time in effect.

         "LIBO RATE" means, for each day during each Interest Period for each LIBO Rate Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on

Telerate Service Page 3750 as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Telerate Service Page 3750, the "LIBO RATE" shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 a.m., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein. Notwithstanding any other provision hereof, at such time as there shall exist for any Lender a LIBOR Reserve Percentage which is greater than zero, the LIBO Rate used in the determination of LIBO Rate Loans made by such Lender shall be the LIBO Rate (Reserve Adjusted).

         (b) All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

         SECTION 3.2.2 POST-MATURITY RATES; DEFAULT RATES.

         (a) After the date any principal amount of any Loan is due and payable (whether on the related Commitment Termination Date, upon acceleration or otherwise), or after any monetary Obligation of the Borrower shall become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such overdue amount at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus 2% until such amount is paid in full.

         (b) Upon the occurrence and during the continuance of any Event of Default (other than an Event of Default under SECTION 9.1.1, for which provision is made in SECTION 3.2.2(A) above), the Borrower shall pay, but only to the extent permitted by law, in addition to the interest then payable on the Loans, interest (after as well as before judgment) on the Loans at 2% per annum until such Event of Default is cured.

         SECTION 3.2.3 PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

                  (a) on the Commitment Termination Date therefor;

                  (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

                  (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

                  (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the day three months after such Loan is made or continued); and

                  (e) on that portion of any Loans which is accelerated pursuant to SECTION 9.2 or SECTION 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under or any Loan Document after the date such amount is due and payable (whether on the related Commitment Termination Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.2.4 INTEREST RATE DETERMINATION. The Administrative Agent shall determine the interest rate applicable to Loans and shall give prompt notice to the Borrower and the Lenders of such determination, and its determination thereof shall be conclusive in the absence of manifest error.

         SECTION 3.3 FEES. The Borrower agrees to pay the fees set forth in this
SECTION 3.3.

         SECTION 3.3.1 FACILITY FEE. The Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender, a facility fee (the "FACILITY FEE") in respect of each of the Tranche A Commitment Amount and the Tranche B Commitment Amount (irrespective of usage) for each day from and after the Effective Date at the rate per annum in effect for such day based on the Borrower's Debt Rating for such day determined as provided in the Tranche A Pricing Grid and the Tranche B Pricing Grid, respectively. Such fee shall be payable in arrears on each Quarterly Payment Date, commencing with the first such date following the Effective Date, and on the related Commitment Termination Date.

         SECTION 3.3.2 ADMINISTRATIVE AGENT'S FEE AND MISCELLANEOUS FEES. The Borrower agrees to pay to the Administrative Agent, for (i) its own account,
(ii) the account of the Lenders and (iii) the account of the Lead Arrangers, the respective fees as agreed to in the letter dated July 18, 2001, between the Lead Arrangers and the Borrower and the letter dated July 18, 2001, between the Borrower and the Administrative Agent.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

         SECTION 4.1 LIBO RATE LENDING UNLAWFUL. If any Lender shall reasonably determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other governmental authority or comparable agency asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         SECTION 4.2 INABILITY TO DETERMINE RATES. If the Administrative Agent shall have determined that by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION 4.3 INCREASED LIBO RATE LOAN COSTS. If after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall increase the cost to such Lender of, or result in any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans, then the Borrower agrees to pay to the Administrative Agent for the account of each Lender the amount of any such increase or reduction. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within ten Business Day's of its receipt of such notice, and such notice shall be binding on the Borrower absent clear and convincing evidence to the contrary.

         SECTION 4.4 OBLIGATION TO MITIGATE. Each Lender agrees that as promptly as practicable after it becomes aware of the occurrence of an event that would entitle it to give notice pursuant to SECTION 4.L, 4.3 or 4.6, and in any event if so requested by the Borrower, each Lender shall use reasonable efforts to make, fund or maintain its affected Loans through another lending office if as a result thereof the increased costs would be avoided or materially reduced or the illegality would thereby cease to exist and if, in the reasonable opinion of such Lender, the making, funding or maintaining of such Loans through such other lending office would not in any material respect be disadvantageous to such Lender, contrary to such Lender's normal banking practices or violate any applicable law or regulation. No change by a Lender in its Domestic Office or LIBOR Office made for such Lender's convenience shall result in any increased cost to the Borrower. The Borrower shall not be obligated to compensate any Lender for the amount of any additional amount pursuant to SECTION 4.1, 4.3 or
4.6 accruing prior to the date which is 90 days before the date on which such Lender first notifies the Borrower that it intends to claim such compensation; it being understood that the calculation of the actual amounts may not be possible within such period and that such Lender may provide such calculation as soon as reasonably practicable thereafter without affecting or limiting the Borrower's payment obligation thereunder. If any Lender demands compensation pursuant to SECTION 4.1, 4.3 or 4.6 with respect to any LIBO Rate Loan, the Borrower may, at any time upon at least one Business Days prior notice to such Lender through the Administrative Agent, elect to convert such Loan into a Base Rate Loan. Thereafter, unless and until such Lender notifies the

Borrower that the circumstances giving rise to such notice no longer apply, all such LIBO Rate Loans by such Lender shall bear interest as Base Rate Loans, notwithstanding any prior election by the Borrower to the contrary. If such Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply, the Borrower may elect that the principal amount of each such Loan again bear interest as LIBO Rate Loans in accordance with this Agreement, on the first day of the next succeeding Interest Period applicable to the related LIBO Rate Loans of other Lenders. Additionally, the Borrower may, at its option, upon at least five Business Days' prior notice to such Lender, elect to prepay in full, without premium or penalty, such Lender's affected LIBO Rate Loans. If the Borrower elects to prepay any Loans pursuant to this SECTION 4.4, the Borrower shall pay within ten Business Days after written demand any additional increased costs of such Lender accruing for the period prior to such date of prepayment. If such conversion or prepayment is made on a day other than the last day of the current Interest Period for such affected LIBO Rate Loans, such Lender shall be entitled to make a request for, and the Borrower shall pay, compensation under SECTION 4.5.

         SECTION 4.5 FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of:

                  (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
         SECTION 3.1 or otherwise;

                  (b) Borrower's failure to borrow any LIBO Rate Loans in accordance with the Borrowing Request therefor; or

                  (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within ten Business Days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall be binding on the Borrower absent manifest error.

         SECTION 4.6 INCREASED CAPITAL COSTS. If after the date hereof any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any applicable law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects the amount of capital required to be maintained by any Lender, and such Lender reasonably determines that the rate of return on its capital as a consequence of its Commitment or the Loans made by such Lender is reduced in a material amount to a level below that which such Lender could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall pay within ten Business Days after such demand directly to such Lender additional amounts sufficient to compensate such Lender for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall be binding on the Borrower absent manifest error.

         SECTION 4.7 TAXES.

         (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes or taxes imposed on or measured by any Lender's net income, in each case, imposed as a result of a connection between the Lender and the jurisdiction imposing the tax (other than a connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement), and the Lenders will use reasonable efforts to minimize, to the extent possible, any such applicable taxes; PROVIDED, HOWEVER, that such taxes does not include franchise taxes receipts, net worth or shareholders' capital (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will:

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) within 30 days after such payment forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                  (iii) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and, upon receipt of notice from the Administrative Agent or such Lender within 30 days after such payment, the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted.

                  (b) If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this SECTION 4.7, a distribution hereunder by the

Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

         (c) Each Lender that is not a United States person as defined in
Section 7701(a)(3) of the Code (a "NON-U.S. LENDER") shall deliver to the Borrower and the Administrative Agent two copies of either U.S. Internal Revenue Service Form 1001 or Form W8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under the Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement. In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). The Borrower shall not be required to increase any such amounts payable to any Non-U.S. Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Non-U.S. Lender's failure to comply with the requirements of this
SECTION 4.7(c) or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to SECTION 4.7(A). Notwithstanding any other provision of this SECTION 4.7(C), a Non-U.S. Lender shall not be required to deliver any form pursuant to this SECTION 4.7(C) that such Non-U.S. Lender is not legally able to deliver.

         SECTION 4.8 PAYMENTS, COMPUTATIONS. Unless otherwise expressly provided, all payments by the Borrower pursuant to any Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 Noon, New York City time, on the date due, in Same Day Funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower; PROVIDED that such payment shall be deemed made timely if made by wire transfer and by such time as an Authorized Representative has advised the Administrative Agent of the applicable Federal Reserve System wire transfer confirmation number. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in Same Day Funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (C) of the definition of the term "INTEREST Period" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 4.9 SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of SECTIONS 4.3, 4.4, 4.5, 4.6, and 4.7) in excess of its pro rata share of payments then or therewith obtained by all Lenders holding Loans of such type, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this SECTION 4.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this SECTION
4.9 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this SECTION 4.9 to share in the benefits of any recovery on such secured claim.

         SECTION 4.10 SETOFF. Each Lender shall, upon the occurrence of any Event of Default described in CLAUSE (A) or (B) of SECTION 9.1.8 and, upon the occurrence of any Default described in CLAUSES (C) through (D) of SECTION 9.1.8 with respect to the Borrower or, with the consent of the Required Lenders, upon the occurrence and continuance beyond the expiration of the applicable grace period, if any, of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender or any bank controlling such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.9.

         Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application.

         The rights of each Lender under this SECTION 4.10 are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 4.11 REPLACEMENT OF LENDER. The Borrower shall be permitted to replace (with one or more replacement Lenders) any Lender which requests reimbursement for amounts owing pursuant to SECTION 4.1, 4.3, 4.6 or 4.7; PROVIDED that (i) such replacement does not conflict with any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to the Borrower or such Lender or to which the Borrower or such Lender or any of their respective property is subject, (ii) no Default or Event of Default shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under SECTION 4.5 if any LIBO Rate Loan owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of SECTION 11.11.1 (PROVIDED that the Borrower or replacement Lender shall be obligated to pay the registration and processing fee), (vii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to SECTION 4.1, 4.3, 4.6 or 4.7, as the case may be, (viii) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender, and (ix) if such replacement bank or institution is not already a Lender, the Borrower shall pay to the Administrative Agent an administrative fee of $3,500.

                                   ARTICLE V

                              THE LETTERS OF CREDIT

         SECTION 5.1 THE LETTER OF CREDIT COMMITMENT.

         (a) On the terms and conditions set forth herein (i) the Issuing Lender agrees, (A) from time to time on any Business Day during the period from the Effective Date to the date ten Business Days prior to the Tranche A Commitment Termination Date to Issue Tranche A Letters of Credit for the account of the Borrower, and to amend or renew Tranche A Letters of Credit previously issued by it, in accordance with SECTION 5.1.1, and (B) to honor drafts under the Tranche A Letters of Credit; and (ii) the Lenders holding Tranche A Commitments severally agree to participate in Tranche A Letters of Credit Issued for the account of the Borrower; PROVIDED, that the Issuing Lender shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Tranche A Letter of Credit if as of the date of Issuance of such Tranche A Letter of Credit (the "TRANCHE A ISSUANCE DATE"), after giving effect to the issuance of such Tranche A Letter of Credit (1) the Dollar Equivalent of all Tranche A L/C Obligations plus all Tranche A Loans exceeds the Tranche A Commitment Amount, or (2) the Dollar Equivalent of all Tranche A L/C Obligations exceeds $[150,000,000], or (3) the participation of any Lender in the Dollar Equivalent of all Tranche A L/C Obligations plus the Tranche A Loans of such Lender exceeds such Lender's Tranche A Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower's ability to obtain Tranche A Letters of Credit shall be fully revolving, and, accordingly, the Borrower may, during the foregoing period, obtain Tranche A Letters of Credit to replace Tranche A Letters of Credit which have expired or which have been drawn upon and reimbursed.

         (b) On the terms and conditions set forth herein (i) the Issuing Lender agrees, (A) from time to time on any Business Day during the period from the Effective Date to the date ten Business Days prior to the Tranche B Commitment Termination Date to Issue Tranche B Letters of Credit for the account of the Borrower, and to amend or renew Tranche B Letters of Credit previously issued by it, in accordance with SECTION 5.1.1, and (B) to honor drafts under the Tranche B Letters of Credit; and (ii) the Lenders holding Tranche B Commitments severally agree to participate in Tranche B Letters of Credit Issued for the account of the Borrower; PROVIDED, that the Issuing Lender shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Tranche B Letter of Credit if as of the date of Issuance of such Tranche B Letter of Credit (the "TRANCHE B ISSUANCE DATE"), after giving effect to the issuance of such Tranche B Letter of Credit (1) the Dollar Equivalent of all Tranche B L/C Obligations plus all Tranche B Loans exceeds the Tranche B Commitment Amount, or (2) the participation of any Lender in the Dollar Equivalent of all Tranche B L/C Obligations plus the Tranche B Loans of such Lender exceeds such Lender's Tranche B Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower's ability to obtain Tranche B Letters of Credit shall be fully revolving, and, accordingly, the Borrower may, during the foregoing period, obtain Tranche B Letters of Credit to replace Tranche B Letters of Credit which have expired or which have been drawn upon and reimbursed.

         (c) The Issuing Lender is under no obligation to Issue any Letter of Credit if:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from Issuing such Letter of Credit, or any requirement of law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any court or governmental authority or regulatory body with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Lender in good faith deems material to it;

                  (ii) the Issuing Lender has received written notice from any Lender, the Administrative Agent or the Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in
         SECTION 6.2 is not then satisfied;

                  (iii) the expiry date of any requested Tranche A Letter of Credit is after five Business Days prior to the Tranche A Commitment Termination Date;

                  (iv) the expiry date of any requested Tranche B Letter of Credit is after five Business Days prior to the Tranche B Commitment Termination Date;

                  (v) any requested Letter of Credit is not in form and substance acceptable to the Issuing Lender, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Lender in its sole discretion;

                  (vi) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person (except for Bank of America, N.A as the issuing bank of existing letters of credit listed on SCHEDULE 5.1); or

                  (vii) such Letter of Credit is in a face amount less than the Dollar Equivalent of $300,000 or denominated in a currency other than Dollars or an Offshore Currency.

         SECTION 5.1.1 ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT.

         (a) Each Letter of Credit shall be Issued upon the irrevocable written request of the Borrower received by the Issuing Lender (with a copy sent by the Borrower to the Administrative Agent) at least five Business Days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit shall be by facsimile, promptly confirmed in writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Lender: (i) whether the Letter of Credit is a Tranche A Letter of Credit or a Tranche B Letter of Credit; (ii) the proposed date of Issuance of the Letter of Credit (which shall be a Business Day); (iii) the face amount and currency of the Letter of Credit; (iv) the expiry date of the Letter of Credit; (v) the name and address of the beneficiary thereof; (vi) any documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vii) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (viii) such other matters as the Issuing Lender may require. The Administrative Agent shall promptly notify the Lenders of the receipt by it of any L/C Application.

         (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of the L/C Application from the Borrower and, if not, the Issuing Lender will provide the Administrative Agent with a copy thereof. On or before the Business Day immediately preceding the date the Issuing Lender is to issue a requested Letter of Credit, the Administrative Agent will confirm to the Issuing Lender that (A) such issuance is then permitted under SECTION 5.1; and (B) all conditions specified in SECTION 6.2 are then satisfied. If the Administrative Agent shall have directed the Issuing Lender to issue such Letter of Credit, then, subject to the terms and conditions hereof, the Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the Borrower in accordance with the Issuing Lender's usual and customary business practices.

         (c) From time to time while a Letter of Credit is outstanding and ten Business Days prior to (i) the Tranche A Commitment Termination Date for Tranche A Letters of Credit or (ii) the Tranche B Commitment Termination Date for Tranche B Letters of Credit, the Issuing Lender will, upon the written request of the Borrower received by the Issuing Lender (with a copy sent by the Borrower to the Administrative Agent) at least four Business Days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, promptly confirmed in writing, made in the form of an L/C Application and shall specify in form and detail satisfactory to the Issuing Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and
(iv) such other matters as the Issuing Lender may require. The Issuing Lender shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit; or (C) the conditions of SECTION 5.1(C) shall not have been met. On or before the Business Day immediately preceding the date the Issuing Lender is to amend a Letter of Credit, the Administrative Agent will confirm to the Issuing Lender that (A) such amendment is then permitted under SECTION 5.1; and
(B) all conditions specified in SECTION 6.2 are then satisfied. The Administrative Agent shall promptly notify the Lenders of the receipt by it of any L/C Application.

         (d) The Issuing Lender and the Lenders agree that, while a Letter of Credit is outstanding and ten Business Days prior to (i) the Tranche A Commitment Termination Date for Tranche A Letters of Credit or (ii) the Tranche B Commitment Termination Date for Tranche B Letters of Credit, at the option of the Borrower and upon the written request of the Borrower received by the Issuing Lender (with a copy sent by the Borrower to the Administrative Agent) at least four Business Days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Lender shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, promptly confirmed in writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Lender may require. The Administrative Agent shall promptly notify the Lenders of the receipt by it of any L/C Application. The Issuing Lender shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Lender would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit; or (C) the conditions of
SECTION 5.1(C) shall not have been met. On or before the Business Day immediately preceding the date the Issuing Lender is to renew a Letter of Credit, the Administrative Administrative Agent will confirm to the Issuing Lender that (A) such renewal is then permitted under SECTION 5.1; and (B) all conditions specified in SECTION 6.2 are then satisfied. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Lender that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this SECTION 5.1.1(D) upon the request of the Borrower but the Issuing Lender shall not have received any L/C Application from the Borrower with respect to such renewal or other written direction by the Borrower with respect thereto, the Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and the Borrower and the Lenders hereby authorize such renewal, and, accordingly, the Issuing Lender shall be deemed to have received an L/C Application from the Borrower requesting such renewal.

         (e) The Issuing Lender may, at its election (or as required by the Administrative Agent at the direction of the Required Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, with a copy to the Borrower, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than
(i) five Business Days prior to the Tranche A Commitment Termination Date for Tranche A Letters of Credit or (ii) five Business Days prior to the Tranche B Commitment Termination Date for Tranche B Letters of Credit.

         (f) This Agreement shall control in the event of any conflict with any L/C Related Document (other than any Letter of Credit).

         (g) The Issuing Lender will also deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

         SECTION 5.1.2 RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS.

         (a) (i) Immediately upon the Issuance of each Tranche A Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Tranche A Percentage of such Lender, times (ii) the maximum Dollar Equivalent amount available to be drawn under such Letter of Credit and the Dollar Equivalent amount of such drawing, respectively. For purposes of
SECTION 5.1, each Issuance of a Tranche A Letter of Credit shall be deemed to utilize the Tranche A Commitment of each Lender by an amount equal to the Dollar Equivalent amount of such participation and (ii) immediately upon the Issuance of each Tranche B Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Tranche B Percentage of such Lender, times (ii) the maximum Dollar Equivalent amount available to be drawn under such Letter of Credit and the Dollar Equivalent amount of such drawing, respectively. Each Issuance of a Tranche B Letter of Credit shall be deemed to utilize the Tranche B Commitment of each Lender by an amount equal to the Dollar Equivalent amount of such participation.

         (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify the Borrower. The Borrower shall reimburse the Issuing Lender prior to 11:00 a.m. (New York time), on each date that any amount is paid by the Issuing Lender under any Letter of Credit (each such date, an "HONOR DATE"), in the Applicable Currency and in an amount equal to the amount so paid by the Issuing Lender. In the event the Borrower fails to reimburse the Issuing Lender for the full amount of any drawing under any Letter of Credit by 11:00 a.m. (New York time) on the Honor Date, the Issuing Lender will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Lender thereof, and the Borrower shall be deemed to have requested that Base Rate Loans be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit. Any notice given by the Issuing Lender or the Administrative Agent pursuant to this SECTION 5.1.2(B) may be oral if immediately confirmed in writing (including by facsimile); PROVIDED that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

         (c) Each Lender shall upon any notice pursuant to SECTION 5.1.2(B) make available to the Administrative Agent for the account of the relevant Issuing Lender an amount in Dollars and in Same Day Funds equal to its Tranche A Percentage or Tranche B Percentage of the Dollar Equivalent amount of the drawing, whereupon the participating Lenders shall (subject to SECTION 5.1.2(E)) each be deemed to have made a (i) Tranche A Loan for a drawing under a Tranche A Letter of Credit or (ii) Tranche B Loan for a drawing under a Tranche B Letter of Credit consisting of a Base Rate Loan denominated in Dollars to the Borrower in that amount. If any Lender so notified fails to make available to the Administrative Agent for the account of the Issuing Lender the amount of such Lender's Tranche A Percentage or Tranche B Percentage (as applicable) of the amount of the drawing by no later than 12:00 Noon (New York time) on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Administrative Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Administrative Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this SECTION 5.1.2.

         (d) With respect to any unreimbursed drawing that is not converted into Tranche A Loans or Tranche B Loans in whole or in part, for any reason whatsoever, the Borrower shall be deemed to have incurred from the Issuing Lender an L/C Borrowing in the Dollar Equivalent amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin for (i) Tranche A Loans in the case of Tranche A Letters of Credit or (ii) Tranche B Loans for Tranche B Letters of Credit, and each Lender's payment to the Issuing Lender pursuant to SECTION 5.1.2 shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this SECTION 5.1.2.

         (e) Each Lender's obligation in accordance with this Agreement to make the Tranche A Loans, Tranche B Loans or L/C Advances, as contemplated by this
SECTION 5.1.2, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; PROVIDED, HOWEVER, that each Lender's obligation to make Tranche A Loans and Tranche B Loans under this
SECTION 5.1.2 is subject to the conditions set forth in SECTION 5.1(A) or
SECTION 5.1(B).

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         SECTION 5.1.3 REPAYMENT OF PARTICIPATIONS.

         (a) Upon (and only upon) receipt by the Administrative Agent for the account of the Issuing Lender of immediately available funds from the Borrower
(i) in reimbursement of any payment made by the Issuing Lender under the Letter of Credit with respect to which any Lender has paid the Administrative Agent for the account of the Issuing Lender for such Lender's participation in the Letter of Credit pursuant to SECTION 5.1.2(a) or (ii) in payment of interest thereon, the Administrative Agent will pay to each Lender, in the same funds as those received by the Administrative Agent for the account of the Issuing Lender, the amount of such Lender's (x) Tranche A Percentage with respect to Tranche A Letters of Credit and (y) Tranche B Percentage with respect to Tranche B Letters of Credit, of such funds, and the Issuing Lender shall receive the amount of the Percentage of such funds of any Lender that did not so pay the Administrative Agent for the account of the Issuing Lender.

         (b) If the Administrative Agent or the Issuing Lender is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any insolvency proceeding, any portion of the payments made by the Borrower to the Administrative Agent for the account of the Issuing Lender pursuant to SECTION 5.1.2(A) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the Issuing Lender the amount of its (x) Tranche A Percentage with respect to Tranche A Letters of Credit and (y) Tranche B Percentage with respect to Tranche B Letters of Credit, of any amounts so returned by the Administrative Agent or the Issuing Lender plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Administrative Agent or the Issuing Lender, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

         SECTION 5.1.4 ROLE OF THE ISSUING LENDER.

         (a) Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft and certificates if expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

         (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Lender shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C Related Document.

         (c) The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, HOWEVER, that this assumption is not intended to, and shall not, preclude the Borrower pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or

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assignees of the Issuing Lender, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of SECTION 5.1.5; PROVIDED, HOWEVER, anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the Issuing Lender, and the Issuing Lender may be liable to the Borrower, for such damages suffered by the Borrower which the Borrower proves were caused by the Issuing Lender's willful misconduct or gross negligence or the Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         SECTION 5.1.5 OBLIGATIONS ABSOLUTE. The obligations of the Borrower under this Agreement and any L/C Related Document to reimburse the Issuing Lender for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Tranche A Loans or Tranche B Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C Related Document under all circumstances, including the following:

                  (i) any lack of validity or enforceability of this Agreement or any L/C Related Document;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                  (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Related Documents or any unrelated transaction;

                  (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                  (v) any payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding;

                  (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Borrower in respect of any Letter of Credit; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

         SECTION 5.2 CASH COLLATERALIZATION. If either (i) an Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with L/C Obligations representing at least 66?% of the total L/C Obligations) demanding the deposit of cash collateral pursuant to this paragraph, or (ii) the Borrower shall be required to provide cover for currency fluctuations pursuant to SECTION 5.7, the Borrower shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent, which account may be a "securities account" (within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York), in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to, in the case of an Event of Default, the L/C Obligations as of such date PLUS any accrued and unpaid interest thereon and, in the case of cover pursuant to SECTION 5.7, the amount required under
SECTION 5.7; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in SECTION 8.1.8. Such deposit shall be held by the Administrative Agent as collateral for the L/C Obligations under this Agreement, and for this purpose the Borrower hereby grants a security interest to the Administrative Agent for the benefit of the Lenders in such collateral account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein.

         SECTION 5.3 LETTER OF CREDIT FEES. The Borrower shall pay to the Administrative Agent for the ratable account of each of the Lenders a letter of credit fee with respect to the Letters of Credit at the rate per annum based on the Borrower's Debt Rating determined as provided (i) on the Tranche A Pricing Grid for Tranche A Letters of Credit and (ii) on the Tranche B Pricing Grid for Tranche B Letters of Credit, for Financial Letters of Credit or Performance Letters of Credit, as applicable, of the average daily maximum Dollar Equivalent amount available to be drawn of the outstanding Letters of Credit, computed on a quarterly basis in arrears on Quarterly Payment Date based upon Letters of Credit outstanding for that quarter as calculated by the Administrative Agent. Such letter of credit fees shall be due and payable in Dollars quarterly in arrears on Quarterly Payment Date during which Letters of Credit are outstanding, commencing on the first such Quarterly Payment Date to occur after the Effective Date, through the (i) Tranche A Commitment Termination Date for Tranche A Letters of Credit or (ii) Tranche B Commitment Termination Date for Tranche B Letters of Credit (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the (i) Tranche A Commitment Termination Date for Tranche A Letters of Credit or (ii) Tranche B Commitment Termination Date for Tranche B Letters of Credit (or such later expiration date).

         Section 5.3.1 FRONTING FEE/PROCESSING FEES.

         (a) The Borrower shall pay to the Issuing Lender a fronting fee which shall accrue at 0.125% per annum on the average daily Dollar Equivalent amount of the Letters of Credit outstanding during the period when any Letters of Credit have been Issued and are outstanding. Such fronting fee shall be due and payable in Dollars quarterly in arrears on each Quarterly Payment Date during which Letters of Credit are outstanding, commencing on the first such Quarterly Payment Date to occur after the Effective Date, through the (i) Tranche A Commitment Termination Date for Tranche A Letters of Credit or (ii) Tranche B Commitment Termination Date for Tranche B Letters of Credit (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the (i) Tranche A Commitment Termination Date for Tranche A Letters of Credit or (ii) Tranche B Commitment Termination Date for Tranche B Letters of Credit (or such later expiration date).

         (b) The Borrower further agrees to pay or cause to be paid the Issuing Lender's standard fees with respect to the processing of the drawings under the Letters of Credit, which such fees shall be payable on each Quarterly Payment Date.

         SECTION 5.4 ISSUANCE OF LETTERS OF CREDIT IN OFFSHORE CURRENCIES.

         (a) The Issuing Lender shall be under no obligation to Issue any Letter of Credit denominated in an Offshore Currency if the Administrative Agent has received notice from any of the Lenders by 2:00 p.m. (New York time) four Business Days prior to the day of such Issuance that the Issuing Lender cannot Issue, or any Lender cannot purchase a participation in, such Letter of Credit in the requested Offshore Currency, in which event the Administrative Agent will give notice to the Borrower no later than 9:00 a.m. (New York time) on the third Business Day prior to the requested date of such Issuance that the Issuance in the requested Offshore Currency is not then available, and notice thereof also will be given promptly by the Administrative Agent to the Issuing Lender and the Lenders. If the Administrative Agent shall have so notified the Borrower, the request for such Letter of Credit shall be deemed withdrawn.

         (b) The Borrower shall be entitled to request that Letters of Credit hereunder also be permitted to be Issued in any other lawful currency constituting a eurocurrency, in addition to the eurocurrencies specified in the definition of "Offshore Currency" herein, that, in the opinion of all Lenders, is at such time, freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars (an "AGREED ALTERNATIVE CURRENCY"). The Borrower shall deliver to the Administrative Agent any request for designation of an Agreed Alternative Currency by not later than 11:00 a.m. (New York time) at least seven Business Days in advance of the date of any Letter of Credit proposed to be Issued in such Agreed Alternate Currency. Upon receipt of any such request the Administrative Agent will promptly notify the Lenders thereof, and each Lender will use its best efforts to respond to such request within two Business Days of receipt thereof. Each Lender may reject or accept such request in its sole discretion. The Administrative Agent will promptly notify the Borrower of the acceptance or rejection of any such request, and, if accepted by all of the Lenders, will circulate to each party to this Credit Agreement a revised Schedule 5.4, setting forth the Agreed Alternative Currency.

         (c) The Administrative Agent will determine the Dollar Equivalent amount with respect to any (i) Issuances of Letters of Credit in Offshore Currencies as of the requested Tranche A Issuance Date or Tranche B Issuance Date, (ii) unreimbursed drawing on the date that it is converted to a Tranche A Loan or Tranche B Loan pursuant to SECTION 5.1.2(B), (iii) outstanding L/C Obligations as of the last Business Day of each month, which such information shall be provided to the Borrower on a quarterly basis and monthly upon request by the Borrower, (iv) the date of Borrowing of any Loan, (v) the date on which any Commitments are reduced pursuant to Section 2.2, (vi) the date of any prepayments pursuant to SECTION 3.1.1 and (vii) any other date that the Dollar Equivalent amount has to be determined pursuant to the Loan Documents (each such date a "COMPUTATION DATE").

         SECTION 5.5 UNIFORM CUSTOMS AND PRACTICE. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce ("UCP") most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

         SECTION 5.6 ADDITIONAL AND SUCCESSOR ISSUING LENDERS. If (i) the credit rating on the unsecured long term indebtedness of the Issuing Lender has been materially lowered, suspended or withdrawn by the applicable rating agencies or
(ii) the Issuing Lender shall reasonably request, the Borrower may, with the written consent of the Administrative Agent and the Required Lenders, appoint an additional Lender or Lenders to act as Issuing Lender. Each additional or successor Issuing Lender shall execute an instrument of assumption in form and substance satisfactory to the Borrower, the Administrative Agent and the Lenders, whereupon such Lender shall be deemed an Issuing Lender for all purposes whatsoever pursuant to this Agreement, and with all the rights, powers, obligations, privileges and duties inuring thereto.

         SECTION 5.7 CURRENCY EXCHANGE FLUCTUATIONS. Subject to SECTION 4.5, if on any Computation Date the Administrative Agent shall have determined that the
(i) aggregate Dollar Equivalent principal amount of all Tranche A Loans and all Tranche A L/C Obligations then outstanding exceeds the Tranche A Commitment Amount or (ii) aggregate Dollar Equivalent principal amount of all Tranche B Loans and all Tranche B L/C Obligations then outstanding exceeds the Tranche B Commitment Amount, due to a change in applicable rates of exchange between Dollars and Offshore Currencies, THEN the Administrative Agent shall give notice to the Borrower that a prepayment is required under this SECTION 5.7, and the Borrower agrees thereupon promptly to make prepayments of Loans pursuant to
SECTION 3.1.1(B) and/or Cash Collateralize L/C Obligations pursuant to SECTION
5.2 such that, after giving effect to such prepayment or Cash Collateralization, the aggregate Dollar Equivalent amount of all (i) Tranche A Loans and Tranche A L/C Obligations does not exceed the Tranche A Commitment Amount and (ii) Tranche B Loans and Tranche B L/C Obligations does not exceed the Tranche B Commitment Amount.

                                   ARTICLE VI

                               CONDITIONS TO LOANS

         SECTION 6.1 CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective upon the satisfaction of each of the conditions precedent set forth in this SECTION 6.1.

         SECTION 6.1.1 DELIVERY OF LOAN DOCUMENTS. The Administrative Agent shall have received from the Borrower this Agreement, executed and delivered by an Authorized Representative of the Borrower, with a counterpart for each Lender and, for the account of each Lender who so requests, its Note duly executed and delivered by the Borrower.

         SECTION 6.1.2 OFFICER'S CERTIFICATE. The Administrative Agent shall have received, with a copy for each Lender, a certificate of an Authorized Representative of the Borrower, substantially in the form of EXHIBIT E.

         SECTION 6.1.3 RESOLUTIONS. The Administrative Agent shall have received from the Borrower a certificate, substantially in the form of EXHIBIT F hereto, dated the Effective Date, of its Secretary or Assistant Secretary as to:

                  (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it;

                  (b) the incumbency and signatures of those of its officers and representatives authorized to act with respect to each Loan Document executed by it; and

                  (c)  the Borrower's Organic Documents.

         The Administrative Agent and each Lender may conclusively rely upon such certificate until it shall have received a further certificate of the Secretary, Assistant Secretary or other Authorized Representative of the Borrower canceling or amending such prior certificate.

         SECTION 6.1.4 OPINIONS OF COUNSEL. The Administrative Agent shall have received opinions, dated the Effective Date and addressed to the Administrative Agent and the Lenders, from Skadden Arps Meagher & Flom LLP and the Regional Vice President of the Borrower, substantially in the form of EXHIBIT G hereto and given upon the express instruction of the Borrower.

         SECTION 6.1.5 CLOSING FEES, EXPENSES. The Administrative Agent shall have received for its own account, or for the account of each Lender or Lead Arranger, as the case may be, all fees due and payable pursuant to SECTIONS 3.3 and 11.3, and all costs and expenses for which invoices have been presented.

         SECTION 6.1.6 FINANCIAL STATEMENTS. The Administrative Agent shall have received, with a copy for each Lender, the audited consolidated financial statements of the Borrower for the year ended December 31, 2000 and the most recent unaudited consolidated quarterly financial statements of the Borrower.

         SECTION 6.1.7 DEBT RATINGS. The Borrower shall have Debt Ratings of at least BBB- and Baa3 from S&P and Moody's, respectively (with stable outlook from both rating agencies).

         SECTION 6.1.8 REPAYMENT OF EXISTING CREDIT AGREEMENTS The Borrower shall contemporaneously prepay in full and terminate all commitments under: (i) the Credit Agreement dated March 18, 1999 among the Borrower, certain commercial lending institutions party thereto and Citicorp USA, Inc. as administrative agent; (ii) the Credit Agreement dated May 30, 2000 among the Borrower, certain commercial lending institutions party thereto and Bank of America, N.A. as the administrative agent; and (iii) the Second Amended and Restated Credit Agreement dated as of October 11, 1996 among the Borrower, certain commercial lending institutions party thereto and Bank of America, N.A (formerly, Bank of America National Trust and Savings Association) as the agent.

         SECTION 6.2 ALL CREDIT EXTENSIONS. The obligation of each Lender to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 6.2.

         SECTION 6.2.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in SECTION 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of such Credit Extension), the following statements shall be true and correct:

                  (a) the representations and warranties set forth in ARTICLE VII shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Default or Event of Default has occurred and is continuing or would result from such Credit Extension.

         SECTION 6.2.2 BORROWING REQUEST. The Administrative Agent shall have received a Borrowing Request for such Credit Extension. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in SECTION 6.2.1 are true and correct.

         SECTION 6.2.3 SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to the Administrative Agent and its counsel.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Administrative Agent and each Lender as set forth in this
ARTICLE VII.

         SECTION 7.1 ORGANIZATION; POWER; COMPLIANCE WITH LAW AND CONTRACTUAL OBLIGATIONS. The Borrower (a) is a corporation validly organized and existing and in good standing under the laws of the state of its incorporation, (b) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, (c) has all requisite corporate power and authority and holds all material requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document and to conduct its business substantially as currently conducted by it and (d) is in compliance with all laws, governmental regulations (including ERISA and Federal Reserve regulations), court decrees, orders and Contractual Obligations applicable to it, except, with respect to CLAUSES (B), (C) and (D) to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

         SECTION 7.2 DUE AUTHORIZATION; NON-CONTRAVENTION. The execution, delivery and performance by the Borrower of each Loan Document are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not:

                  (a) contravene the Borrower's Organic Documents;

                  (b) contravene any law, governmental regulation, court decree or order or material Contractual Obligation binding on or affecting the Borrower; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

         SECTION 7.3 GOVERNMENTAL APPROVAL; REGULATION.

         (a) No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental authority or regulatory body ("GOVERNMENTAL APPROVAL") is required for the Borrower to execute and perform its obligations under the Loan Documents, except for those which have been duly obtained or effected. No material Governmental Approval is required for the Borrower to carry on its business, except for those which have been duly obtained or effected.

         (b) The Borrower is not subject to any regulation as an "investment company" subject to the Investment Company Act of 1940, as amended, or as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" subject to the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), except that the Borrower is a "subsidiary company" of Edison International which is a "holding company" that is exempt from all regulation under PUHCA (except Section 9(a)(2) thereof) pursuant to Section 3(a) thereof.

The Borrower is not otherwise subject to any regulation as a "public utility" under any other applicable law, rule or regulation, which would have a Material Adverse Effect.

         SECTION 7.4 VALIDITY. Each Loan Document constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

         SECTION 7.5 FINANCIAL INFORMATION. The consolidated balance sheets of the Borrower as at December 31, 2000 and June 30, 2001, and the related consolidated statements of income and cash flows of the Borrower, copies of which have been furnished to the Administrative Agent, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at the dates thereof and the results of their operations for the periods then ended.

         SECTION 7.6 NO MATERIAL ADVERSE CHANGE. There has not occurred any event or condition having a Material Adverse Effect since December 31, 2000.

         SECTION 7.7 LITIGATION. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower, or any of its properties, businesses, assets or revenues, which, if adversely determined (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without any reservations), would have a Material Adverse Effect or which purports to adversely affect the legality, validity or enforceability of this or any Loan Document.

         SECTION 7.8 OWNERSHIP OF PROPERTIES. The Borrower owns good and marketable title to, or a valid leasehold interest in or other enforceable interest in all properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights) purported to be owned, leased or held by it, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to SECTION 8.2.2.

         SECTION 7.9 TAXES. The Borrower has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 7.10 PENSION AND WELFARE PLANS. During the consecutive twelve-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or

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penalty. Neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan which could reasonably be expected to have a Material Adverse Effect, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         SECTION 7.11 ENVIRONMENTAL WARRANTIES.

         (a) All facilities and property owned or leased by the Borrower or any of its Subsidiaries or Partnerships have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in compliance with all Environmental Laws, except where the failure so to comply would not have, or be reasonably expected to have, a Material Adverse Effect.

         (b) There are no pending or, to the knowledge of the Borrower, threatened:

                  (i) claims, complaints, notices or requests for information received by the Borrower from governmental authorities with respect to any alleged violation by the Borrower of any Environmental Law that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; or

                  (ii) complaints, notices or inquiries to the Borrower from governmental authorities regarding potential liability under any Environmental Law that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect.

         (c) There have been no Releases (as defined under any Environmental
Law) of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect.

         (d) The Borrower has obtained and is in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for the Borrower's business, except where the failure to obtain, maintain or comply with such permits, certificates, approvals, licenses or other authorizations would not have, or be reasonably expected to have, a Material Adverse Effect.

         (e) To the reasonable knowledge of the Borrower, no property now or previously owned or leased by the Borrower is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to any Environmental Law, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up.

         (f) No conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which liability would have, or may reasonably be expected to have, a Material Adverse Effect.

         SECTION 7.12 REGULATIONS T, U AND X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board

Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this SECTION 7.12 with such meanings.

         SECTION 7.13 ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously furnished by the Borrower in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (other than projections and other "forward-looking" information which have been prepared on a reasonable basis and in good faith by the Borrower) is, and all other such written factual information hereafter furnished by the Borrower in writing to the Administrative Agent or any Lender will be, true and materially accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not materially misleading.

         SECTION 7.14 THE OBLIGATIONS. The Obligations are senior, unsecured Indebtedness of the Borrower ranking at least PARI PASSU with all other senior, unsecured Indebtedness of the Borrower.

                                  ARTICLE VIII

                                    COVENANTS

SECTION 8.1 AFFIRMATIVE COVENANTS. The Borrower agrees with the Administrative Agent and each Lender that, until the Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this SECTION 8.1.

SECTION 8.1.1 FINANCIAL INFORMATION, REPORTS, NOTICES. The Borrower will furnish, or will cause to be furnished, to the Administrative Agent copies of the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by an Authorized Representative with responsibility for financial matters;

                  (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, and accompanied by the unqualified opinion of Arthur Andersen & Co. or other internationally recognized independent auditors selected by the Borrower which report shall state that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior periods;

                  (c) concurrently with the delivery of financial statements referred to in SECTIONS 8.1.1.(A) and 8.1.1(B), a certificate, executed by the controller, treasurer or chief financial officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations (separately specifying, INTER ALIA, Excluded Operating Cash Flow (if any) of each Consolidated Operating Project) in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in SECTION 8.2.8 and
         SECTION 8.2.9;

                  (d) as soon as possible and in any event within five Business Days after any Authorized Representative obtains knowledge of the occurrence of each Default, a statement of such Authorized Representative setting forth details of such Default or default and the action which the Borrower has taken and proposes to take with respect thereto;

                  (e) as soon as possible and in any event within five Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy of the type described in SECTION 7.7 or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in
         SECTION 7.7, notice thereof and, upon request of the Administrative Agent, copies of all non-privileged documentation relating thereto;

                  (f) promptly after the sending or filing thereof, copies of all reports and registration statements which the Borrower files with the Securities and Exchange Commission or any national securities exchange;

                  (g) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan (other than a standard termination under ERISA Section 4041(b)), or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty, or any increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit which has a Material Adverse Effect, notice thereof and copies of all documentation relating thereto;

                  (h) as soon as known, any changes in Borrower's Debt Rating by Moody's or S&P or any other rating agency which maintains a Debt Rating on the Borrower which is used in the Pricing Grid;

                  (i) as soon as known, the occurrence of any Affiliate Bankruptcy Event; and

                  (j) other information reasonably requested by the Administrative Agent.

         SECTION 8.1.2 COMPLIANCE WITH LAWS. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property (except to the extent non-compliance would not reasonably be expected to have a Material Adverse Effect and to the extent that such assignments and charges are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books).

         SECTION 8.1.3 MAINTENANCE OF PROPERTIES. The Borrower will, and will use reasonable efforts to cause each of its Subsidiaries and Partnerships to, maintain, preserve, protect and keep its property and equipment in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties or equipment is no longer economically desirable and except where the failure so to do would not have a Material Adverse Effect.

         SECTION 8.1.4 INSURANCE. The Borrower will maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses.

         SECTION 8.1.5 BOOKS AND RECORDS. The Borrower will, and will cause each of its active Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives (at the Administrative Agent's or such Lender's expense), at reasonable times and intervals upon reasonable prior notice, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant. The Borrower will at any reasonable time and from time to time upon reasonable prior notice, permit the Administrative Agent and the Lenders or any of their respective agents or representatives to examine and make copies of and abstracts from the records and books of account of the Borrower; PROVIDED that by virtue of this SECTION 8.1.5 the Borrower shall not be deemed to have waived any right to confidential treatment of the informational obtained, subject to the provisions of applicable law or court order.

         SECTION 8.1.6 ENVIRONMENTAL COVENANT. The Borrower will, and will use reasonable efforts to cause each of its Subsidiaries and Partnerships to:

                  (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws, in each case where the failure to do so may reasonably be expected to have a Material Adverse Effect;

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                  (b) promptly cure and have dismissed with prejudice to the reasonable satisfaction of the Administrative Agent any actions and proceedings relating to compliance with Environmental Laws where such action or proceeding may reasonably be expected to have a Material Adverse Effect; PROVIDED that the Borrower or such Subsidiary or Partnership may postpone such cure and dismissal during any period in which it is diligently pursuing any available administrative review proceedings, remedial actions or appeals with respect to such action or proceeding so long as such postponement would not be reasonably likely to have a Material Adverse Effect; and

                  (c) provide such non-privileged information as the Administrative Agent may reasonably request from time to time to evidence compliance with this SECTION 8.1.6.

         SECTION 8.1.7 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Borrower will continue to engage in business of the same type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by SECTION 8.2.4.

         SECTION 8.1.8 USE OF PROCEEDS. The Borrower will apply the proceeds of the Loans for general corporate purposes (including without limitation, to refinance certain existing Indebtedness of the Borrower, to finance equity investments in certain projects of the Borrower, to provide working capital, for the issuance of the letters of credit and to finance capital expenditures).

         SECTION 8.1.9 INDEPENDENT DIRECTOR. The Borrower shall maintain at least one independent director on the Board of Directors of the Borrower, other than during one or more periods not in any one case to exceed 30 consecutive days; PROVIDED that, during the vacancy, the Board of Directors of the Borrower will not take any action which requires the approval of the independent director (including bankruptcy actions).

         SECTION 8.1.10 ARTICLES OF INCORPORATION. The Borrower will observe all of (i) the restricted payments provisions and (ii) the separateness provisions of its Articles of Incorporation as such provisions are in effect on the Effective Date.

         SECTION 8.2 NEGATIVE COVENANTS. The Borrower agrees with the Administrative Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will, and will cause each of its Subsidiaries and Partnerships, as applicable, to perform the obligations set forth in this SECTION 8.2.

         SECTION 8.2.1 RESTRICTIONS ON SECURED INDEBTEDNESS. The Borrower will not create, incur, assume or suffer to exist any secured Indebtedness other than:

                  (a) (i) Capitalized Lease Liabilities, (ii) other secured Indebtedness of any kind whatsoever existing on the Effective Date and
         (iii) other secured Indebtedness not to exceed 10% of the Borrower's Net Tangible Assets, PROVIDED that: (A) neither the Company nor its subsidiaries shall be permitted to create, incur, assume or suffer to exist secured Indebtedness in reliance upon this SECTION 8.2.1(a)(iii) until the earlier to occur of: (x) April 5, 2003, if the Borrower's Debt Rating is at least BBB-by S&P and Baa3 by Moody's (with stable outlook from each rating agency), and (y) the date on which S&P rates the Borrower's Debt rating at least BBB or higher and Moody's rates the Borrower's Debt Rating at least Baa2 or higher (with stable outlook from each rating agency); and
         (B) NOTWITHSTANDING any restriction in this SECTION 8.2.1(A)(III), the Company and its subsidiaries shall be permitted to create, incur, assume or suffer to exist secured Indebtedness in reliance upon this
         SECTION 8.2.1(A)(III) to secure Indebtedness not to exceed $100 million in the aggregate; PROVIDED that any secured Indebtedness exceeding such amount may be secured pursuant to CLAUSE (F) of SECTION 8.2.2; and

                  (b) Non-Recourse Debt with respect to which the Borrower has pledged the stock of a Subsidiary in order to secure initial project financing obtained or being obtained after the Effective Date hereof by such Subsidiary (or the Partnership in which such Subsidiary is a partner).

         SECTION 8.2.2 LIENS. The Borrower will not create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (B) of SECTION 8.2.1;

                  (b) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (d) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (e) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

                  (f) Liens upon any property (other than direct or indirect ownership interests of the Borrower in Major Projects, except for those Liens on such ownership interests existing on the Effective Date) at any time directly owned by the Borrower to secure any Indebtedness of the nature described in CLAUSE (A) of SECTION 8.2.1; and

                  (g) any Lien existing on the property of the Borrower on the Effective Date.

         In the event that the Borrower shall propose to create, incur, assume or suffer to exist any Lien upon any property at any time directly owned by it to secure any Indebtedness as contemplated by CLAUSE (F) above, the Borrower will give prior written notice thereof to the Administrative Agent, who shall give notice to the Lenders, and the Borrower will, prior to or simultaneously with the creation of such Lien, effectively secure the Obligations equally and ratably with such Indebtedness.

         SECTION 8.2.3 INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a)  Investments existing on the Effective Date;

                  (b) Cash Equivalent Investments, PROVIDED, HOWEVER, that any Investment which when made complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements.

                  (c) without duplication, Investments permitted as Indebtedness pursuant to SECTION 8.2.1;

                  (d)  otherwise in the ordinary course of business;

                  (e)  Investments permitted pursuant to SECTION 8.2.4(B); and

                  (f) Investments in Persons primarily engaged in the power generation, power sales or power transmission business.

         SECTION 8.2.4 CONSOLIDATION, MERGER. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except:

                  (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary;

                  (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or (in the case of any such Subsidiary) acquire such person by merger; and

                  (c) provided that no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower may consolidate with or merge into any other Person, or convey, transfer or lease its properties and assets substantially as an entirety to any person, or permit any Person to merge into or consolidate with the Borrower if (i) the Borrower is the surviving corporation or the surviving corporation or purchaser or lessee is a corporation incorporated under the laws of the United States of America or Canada and assumes the Obligations and (ii) the surviving corporation has Debt Ratings of at least BBB- from S&P and Baa3 from Moody's (with a stable outlook from both rating agencies).

         SECTION 8.2.5 ASSET DISPOSITIONS. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, unless:

                  (a) such sale, transfer, lease, contribution or conveyance is the ordinary course of its business; or

                  (b) the net book value of such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed otherwise than in the ordinary course of business by the Borrower or any of its Subsidiaries pursuant to this SECTION 8.2.5(B) during the most recent 12-month period since the Effective Date, does not exceed 10% of Net Tangible Assets computed as of the end of the most recent quarter preceding such sale; PROVIDED, HOWEVER, that any such sales shall be disregarded for purposes of the limitation of this
         SECTION 8.2.5(B) if the proceeds are invested in assets in similar or related lines of business of the Borrower, and PROVIDED FURTHER, that the Borrower may sell or otherwise dispose of assets in excess of such 10% if the proceeds from such sales or dispositions, which are not so reinvested, are retained by the Borrower as cash or Cash Equivalent Investments or are used to purchase or repay Indebtedness ranking equal in right of payment to the Indebtedness of the Borrower hereunder or to purchase or repay Indebtedness of its Subsidiaries.

         SECTION 8.2.6 TRANSACTIONS WITH AFFILIATES. The Borrower will not enter into, or cause, suffer or permit to exist any arrangement or contract with any of its Affiliates unless such arrangement or contract is fair and equitable to the Borrower and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower with a Person which is not one of its Affiliates. Notwithstanding the foregoing, the Leveraged Lease Transaction and the Leveraged Lease Basic Documents shall be deemed not to be contracts or arrangements with an Affiliate for the purposes of this SECTION 8.2.6.

         SECTION 8.2.7 RESTRICTIVE AGREEMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding (i) any Loan Document and any agreement governing any Indebtedness permitted by CLAUSE (B) of SECTION 8.2.1 as to the assets financed with the proceeds of such Indebtedness and, (ii) any Leveraged Lease Basic Document and any agreement with respect to any Indebtedness entered into by the Borrower or any of its Subsidiaries in connection with the Leveraged Lease Transaction) prohibiting:

                  (a) the ability of the Borrower to amend or otherwise modify any Loan Document; or

                  (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividend, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments ("SUBSIDIARY Payments") , or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower where such prohibition or restriction has a Material Adverse Effect.

The restriction set forth in clause (b) above shall not apply to prohibitions or restrictions on Subsidiary Payments directly or indirectly to the Borrower set forth in any agreement entered into in connection with a refinancing of any Indebtedness of the Borrower or any of its Subsidiaries (each such agreement entered into after the Effective Date, a "RESTRICTIVE FINANCING DOCUMENT") if, prior to entering into such Restrictive Financing Document, the Borrower shall have delivered to the Administrative Agent: (A) a certificate of an Authorized Representative stating that the projected financial or coverage ratios of the affected Subsidiary as calculated on the basis of the pro forma financials prepared in good faith on the basis of reasonable assumptions in connection with, and after giving effect to, the transactions contemplated by such Restrictive Financing Document will, during the remaining life to maturity of the Obligations, equal or exceed the financial or coverage ratios, if any, required for the affected Subsidiary to make any Subsidiary Payments directly or indirectly to the Borrower in accordance with such Restrictive Financing Document; and (B) letters from Moody's and S&P confirming the then current Debt Rating.

         SECTION 8.2.8 INTEREST COVERAGE. The Borrower will at the end of each of its fiscal quarters maintain an Interest Coverage Ratio for the immediately preceding four consecutive fiscal quarters of the Borrower of not less than 1.50 to 1.00.

         SECTION 8.2.9 RECOURSE DEBT TO RECOURSE CAPITAL RATIO. The Borrower will at the end of each of its fiscal quarters maintain a Recourse Debt to Recourse Capital Ratio of not more than 0.675 to 1.00.

         SECTION 8.3 ERISA. The Borrower will not engage in any prohibited transactions under Section 406 of ERISA or under Section 4975 of the Internal Revenue Code, which would subject the Borrower to any tax, penalty or other liabilities having a Material Adverse Effect.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         SECTION 9.1 LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 9.1 shall constitute an "EVENT OF DEFAULT".

         SECTION 9.1.1 NON-PAYMENT OF OBLIGATIONS. (i) The Borrower shall default in the payment when due of principal of any Loan or L/C Obligation or the Borrower shall fail to Cash Collateralize its L/C Obligation when due or
(ii) the Borrower shall default (and such default shall continue unremedied for a period of five Business Days) in the payment when due of interest on any Loan or L/C Obligation, any Facility Fee, Letter of Credit Fee or of any other Obligation.

         SECTION 9.1.2 BREACH OF WARRANTY. Any representation or warranty of the Borrower made or deemed to be restated or remade in any Loan Document or any other writing or certificate furnished by or on behalf of the Borrower to the Administrative Agent or any Lender for the purposes of or in connection with any Loan Document (including any certificates delivered pursuant to ARTICLE VI) is or shall be incorrect when made or deemed made in any material respect.

         SECTION 9.1.3 NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTION 8.2 (other than SECTIONS 8.2.3 and 8.2.6).

         SECTION 9.1.4 NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any other covenant or agreement contained in any Loan Document, and such default shall continue unremedied for a period of 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent.

         SECTION 9.1.5 DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Borrower or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity, in either case, such Indebtedness having a principal amount, individually or in the aggregate, in excess of $20,000,000 (other than Indebtedness described in SECTION 9.1.1).

         SECTION 9.1.6 JUDGMENTS. Any judgment or order for the payment of money in excess of $20,000,000 (taking into account any Insurance proceeds payable under a policy where the insurer has accepted coverage without reservation) shall be rendered against the Borrower and either:

                  (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

                  (b) there shall be any period of ninety (90) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION 9.1.7 PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan:

                  (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $20,000,000; or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

         SECTION 9.1.8 BANKRUPTCY, INSOLVENCY. The Borrower shall:

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or a substantial portion of its property, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestration or other custodian for the Borrower or for a substantial part of its property, and such trustee, receiver, sequestration or other custodian shall not be discharged within 60 days, PROVIDED that nothing in the Loan Documents shall prohibit or restrict any right the Administrative Agent or any Lender may have under applicable law to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents (and the Borrower shall not object to any such appearance);

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower, and, if any such case or proceeding is not commenced by the Borrower, such case or proceeding shall be consented to or acquiesced in by the Borrower or shall result in the entry of an order for relief or shall remain for 60 days undismissed, PROVIDED that nothing in the Loan Documents shall prohibit or restrict any right the Administrative Agent or any Lender may have under applicable law to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents (and the Borrower shall not object to any such appearance); or

                  (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

         SECTION 9.1.9 SUBSTANTIVE CONSOLIDATION. In connection with an Affiliate Bankruptcy Event, any Person shall seek (whether by adversarial proceeding, motion or otherwise) the substantive consolidation of any part of the assets, properties, estate or liabilities of the Borrower with the estate or liabilities of any Person subject of such Affiliate Bankruptcy Event and such application shall be consented to or acquiesced in by the Borrower or shall result in an order for such substantive consolidation or shall remain for 60 days undismissed, PROVIDED that nothing in the Loan Documents shall prohibit or restrict any right the Administrative Agent or any Lender may have under applicable law to appear in any court conducting any such case or

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proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents (and the Borrower shall not object to any such appearance).

         SECTION 9.2 ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (A) through (E) of SECTION 9.1.8 shall occur with respect to the Borrower, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

         SECTION 9.3 ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (A) through (E) of SECTION 9.1.8) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by written notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment and/or, as the case may be, the Commitments shall terminate. The rights provided for in the Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

         SECTION 9.4 RESCISSION OF DECLARATION. Any declaration made pursuant to
SECTION 9.3 may, should the Required Lenders in their sole and absolute discretion so elect, be rescinded by written notice to the Borrower at any time after the principal of the Loans and the Notes shall have become due and payable, but before any judgment or decree for the payment of the monies so due, or any part thereof, shall have been entered; PROVIDED that the Borrower shall have paid all arrears of interest upon the Loans and all other amounts then owed to the Administrative Agent and the Lenders including all costs, expenses and liabilities incurred by the Administrative Agent and the Lenders in respect of such declaration and all consequences thereof (except that principal of the Loans which by such declaration shall have become payable) and every other Event of Default shall have been made good, waived or cured; PROVIDED that no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

                                   ARTICLE X

                            THE ADMINISTRATIVE AGENT

         SECTION 10.1 ACTIONS.

         (a) Each Lender hereby appoints CUSA as its Administrative Agent under and for purposes of each Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) Each Lender hereby agrees to indemnify (which indemnity shall survive any termination of this Agreement) the Agent-Related Persons PRO RATA according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent-Related Persons in any way relating to or arising out of any Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Agent-Related Person's gross negligence or willful misconduct. No Agent-Related Persons shall be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of or any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in its determination, inadequate, the Agent-Related Person may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         (c) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for such Issuing Lender with respect thereto; PROVIDED, HOWEVER, that the Issuing Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this ARTICLE X with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the L/C Related Documents as fully as if the term "Administrative Agent", as used in this ARTICLE X, included the Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Lender.

         SECTION 10.2 FUNDING RELIANCE. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 12:00 Noon, New York City time, on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, may, but shall not be required to, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing; PROVIDED that if such Lender makes available the amount which is its Percentage of such Borrowing on or before the next Business Day following the day when due, the interest rate payable on such amount shall be the Federal Funds Rate.

         SECTION 10.3 EXCULPATION. No Agent-Related Person shall be liable to any Lender for any action taken or omitted to be taken by it under or any Loan Document, or in connection therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor to make any inquiry respecting the performance by the Borrower of its obligations under any Loan Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. Each Agent-Related Person shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

         SECTION 10.4 SUCCESSOR. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, within ten (10) days after such notice and with the consent of the Borrower (not to be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, after notice to and consultation with the Borrower, appoint a successor Administrative Agent, which shall be one of the Lenders or an Eligible Assignee, and shall have a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After the effective date of any retiring Administrative Agents resignation hereunder as the Administrative Agent, the provisions of (a) this ARTICLE X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and (b) SECTION 11.3 and SECTION
11.4 shall continue to inure to its benefit.

         SECTION 10.5 LOANS BY CUSA. CUSA shall have the same rights and powers with respect to the Loans made by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent. CUSA and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the

Borrower or any Subsidiary or Affiliate of the Borrower as if CUSA were not the Administrative Agent hereunder.

         SECTION 10.6 RELIANCE BY ADMINISTRATIVE AGENT.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in SECTION 6.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         SECTION 10.7 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with
Article IX; PROVIDED, HOWEVER, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         SECTION 10.8 CREDIT DECISIONS. Each Lender acknowledges that it has, independently of the Agent-Related Person and each other Lender, and based on such Lender's review of the financial information of the Borrower, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under any Loan Document.

         SECTION 10.9 COPIES. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument (including without limitation, each document or instrument delivered by the Borrower to the Administrative Agent pursuant to Article VI and VIII) received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.1 WAIVERS, AMENDMENTS.

         (a) The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Commitment without the consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of this
SECTION 11.1, SCHEDULE 2.9 or any percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under the Loan Documents, in each case without the written consent of all Lenders; (iii) amend, modify or waive any PRO RATA provision of SECTION 4.9, or any provision in the Loan Documents which provides for amounts paid in respect of the Obligations to be shared among the Lenders ratably, without the consent of all Lenders; or affect the interests, rights or obligations of the Agent QUA the Agent or the Issuing Lender QUA the Issuing Lender shall be made without consent of the Agent or the Issuing Lender, respectively. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower and its Subsidiaries, the Lenders and the Administrative Agent shall be restored to their former position and rights and under the Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         (b) No failure or delay on the part of the Administrative Agent, Issuing Lender or any Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, the Issuing Lender or any Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 11.2 NOTICES. All notices and other communications provided to any party hereto under any Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on SCHEDULE 1.1(B) or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a written notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid shall be effective five Business Days after being sent or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (if confirmed).

         SECTION 11.3 PAYMENT OF COSTS AND EXPENSES.

         (a) The Borrower agrees to pay promptly on demand all reasonable costs and expenses of the Lead Arrangers, the Issuing Lender and the Administrative Agent (including the reasonable fees and out-of-pocket costs and expenses of counsel to the Administrative Agent) in connection with:

                  (i) the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required; and

                  (ii) the preparation and review of the form of any document or instrument relevant to any Loan Document; PROVIDED, HOWEVER, that the Borrower shall have no obligation to pay for the cost of the documentation of assignments or participations as provided in SECTION
         11.11 (unless such assignment is made pursuant to SECTION 4.11);

in each case, upon presentation of statement of account, whether or not the transactions contemplated hereby are consummated.

                  (b) The Borrower further agrees to pay upon demand, and to save the Administrative Agent, the Issuing Lender and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution, delivery or enforcement of any Loan Document or with the Borrowings hereunder. The Borrower also agrees to reimburse the Administrative Agent, the Issuing Lender and each Lender, as applicable, promptly upon demand for (x) all reasonable out-of-pocket costs and expenses (including fees and out-of-pocket expenses of counsel) incurred by the Administrative Agent, the Issuing Lender and each Lender in connection with the negotiation of any restructuring or work-out, whether or not consummated, of any Obligations and
(y) all out-of-pocket costs and expenses (including fees and out-of-pocket costs and expenses of counsel) by the Administrative Agent, the Issuing Lender and each Lender in connection with the enforcement of any Obligations after an Event of

Default or in connection with any insolvency proceedings; PROVIDED that, in either case, the Borrower shall not be obligated to reimburse such costs and expenses that are found in a final judgment by a court of competent jurisdiction to have been incurred in an attempt to enforce such rights and remedies that were pursued by such Administrative Agent, the Issuing Lender or Lender in bad faith and without any reasonable basis in fact or law.

         SECTION 11.4 INDEMNIFICATION.

         (a) In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent, the Lead Arrangers, the Issuing Lender and each Lender and each of their respective affiliates, officers, directors and employees (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all losses, costs, actions, causes of action, suits, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including any amounts paid to any Agent-Related Person pursuant to SECTION 10.1(B) and reasonable attorneys' fees and disbursements but excluding claims for lost profits (collectively, the "INDEMNIFIED LIABILITIES"), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to:

                  (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

                  (ii) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE VII not to fund any Borrowing);

                  (iii) any investigation, litigation, proceeding, or obligation related to any Environmental Law or other matter in any case arising out of the relationship of the parties under this Agreement; or

                  (iv) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property owned, leased or operated by any Loan Party thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), or at any other locations regardless of whether caused by, or within the control of, such Loan Party, where such claim or liability arises out of the relationship of the parties under this Agreement;

whether or not such investigation, litigation or proceeding is brought by the Borrower or its Affiliates, any of their respective shareholders or creditors, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's
(i) gross negligence or willful misconduct or (ii) breach of such Indemnified Party's obligations under this Agreement. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         (b) To the extent permitted by applicable law, no Indemnified Party shall have any liability to the Borrower or its Affiliates or any of their respective shareholders or creditors under any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or the use of the proceeds thereof.

         SECTION 11.5 SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.5, 4.6, 4.7, 11.3 and 11.4, and the obligations of the Lenders under
SECTION 10.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower in each Loan Document shall survive the execution and delivery of such Loan Document.

         SECTION 11.6 SEVERABILITY. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 11.7 HEADINGS. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such other Loan Document or any provisions hereof or thereof.

         SECTION 11.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 11.9 GOVERNING LAW; ENTIRE AGREEMENT. This Agreement, the Notes and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the state of New York. The Loan Documents, together with the fee letter referred to in SECTION 3.3.3 and the commitment letter of even date therewith, represent the agreement of the Borrower, the Administrative Agent and the Lenders and supersede any and all prior agreements and understandings, oral or written, relative or with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to in the Loan Documents.

         SECTION 11.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

                  (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Issuing Lender and all Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 11.11.

         SECTION 11.11 SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this SECTION 11.11.

         SECTION 11.11.1 ASSIGNMENTS.

         (a) Any Lender (an "ASSIGNOR") may, in accordance with applicable law, at any time and from time to time assign to any Eligible Assignee, with the consent of the Administrative Agent, the Issuing Lender and, except at any time a Default or Event of Default shall have occurred and be continuing, the Borrower (which, in each case, shall not be unreasonably withheld or delayed), all or any part of its rights and obligations under this Agreement pursuant to a Lender Assignment Agreement, executed by such Eligible Assignee, such Assignor and any other Person whose consent is required pursuant to this paragraph, and delivered to the Administrative Agent for its acceptance and recording in the Register; PROVIDED that no such assignment to an Eligible Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $10,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent and; PROVIDED, FURTHER, that after giving effect to any such assignment the assigning Lender shall have a Commitment remaining of at least $10,000,000 in the aggregate amount (other than in the case of an assignment of all of a Lender's interests under this Agreement). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Lender Assignment Agreement, (x) the Eligible Assignee thereunder shall be a party hereto and, to the extent provided in such Lender Assignment Agreement, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Lender Assignment Agreement, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto). Notwithstanding any provision of this SECTION 11.11, the consent of the Borrower shall not be required for any assignment that occurs when a Default or an Event of Default pursuant to SECTION 9.1 shall have occurred and be continuing with respect to the Borrower.

         (b) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to on SCHEDULE 1.1(B) a copy of each Lender Assignment Agreement delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of, and the principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing the Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Lender Assignment Agreement, and thereupon one or more new Notes shall be issued to the designated Eligible Assignee.

         (c) Upon its receipt of a Lender Assignment Agreement executed by an Assignor, an Eligible Assignee and any other Person whose consent is required by
SECTION 11.11.1(A), together with payment to the Administrative Agent of a registration and processing fee of $3,000, the Administrative Agent shall (i) promptly accept such Lender Assignment Agreement and (ii) record the information contained therein in the Register on the effective date determined pursuant thereto.

         (d) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this SECTION 11.11.1 concerning assignments of Loans relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

         (e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in PARAGRAPH (D) of this SECTION 11.11.1.

         (f) Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING Lender") may grant to a special purpose funding vehicle (a "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; PROVIDED THAT
(i) nothing herein shall constitute a commitment by any SPC to make any Loan and
(ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the related Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this SECTION 11.11.1, any SPC may (A) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This SECTION 11.11.1(F) may not be amended without the written consent of each SPC.

         SECTION 11.11.2 PARTICIPATIONS. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that:

                  (a) no participation contemplated in this SECTION 11.11.2 shall relieve such Lender from its Commitments or its other obligations under any Loan Document;

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                  (c) the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under each of the Loan Documents;

                  (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action under any Loan Document, except as provided in CLAUSE (F) of this SECTION 11.11.2;

                  (e) the Borrower shall not be required to pay any amount under SECTIONS 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 11.3 and 11.4, that is greater than the amount which it would have been required to pay had no participating interest been sold;

                  (f) in no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, extend the due date of such principal, interest or fee payments or increase the amount or extend the Commitment Termination Date of such Loans, in each case to the extent subject to such participation;

                  (g) the Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, PROVIDED that, in purchasing such participating interest, such

         Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in SECTION 4.10 as fully as if it were a Lender hereunder; and

                  (h) the Borrower also agrees that each Participant shall be entitled to the benefits of SECTIONS 4.3, 4.6 and 4.7 with respect to its participation in the Commitments, and the Loans outstanding from time to time as if it was a Lender; PROVIDED that, in the case of
         SECTION 4.7, such Participant shall have complied with the requirements of said Section and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

         SECTION 11.12 OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by any Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 11.13 SUBMISSION TO JURISDICTION; WAIVERS. Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to the Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on SCHEDULE 1.1(B) or at such other address of which the Administrative Agent shall have been notified pursuant to SECTION 11.2;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         SECTION 11.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING LENDER AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         SECTION 11.15 NON-RECOURSE PERSONS. The Lenders acknowledge that no Non-Recourse Person shall have any responsibility or liability for the Obligations.

         SECTION 11.16 ACKNOWLEDGMENTS. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with any of the Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created by any of the Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

         SECTION 11.17 CONFIDENTIALITY. Each of the Administrative Agent, the Issuing Lender and each Lender agrees to keep confidential all non-public information provided to it by the Borrower pursuant to this Agreement; PROVIDED that nothing herein shall prevent the Administrative Agent, the Issuing Lender or any Lender from disclosing any such information (a) to the Administrative Agent, the Issuing Lender, any other Lender or any affiliate of any Lender, (b) to any transferee or prospective transferee that agrees to comply with the provisions of this SECTION 11.17, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any governmental authority, (e) in response to any order of any court or other governmental authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy under any Loan Document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first above written.

                                       EDISON MISSION ENERGY



                                       By:  /s/ Steven D. Eisenberg
                                          --------------------------------------
                                            Name:  Steven D. Eisenberg
                                            Title: Vice President and
                                                   Associate General Counsel

                                       CITICORP USA, INC.,
                                            as Administrative Agent, and Lender



                                       By:  /s/ Anita J. Brickell
                                          --------------------------------------
                                            Name:  Anita J. Brickell
                                            Title: Vice President

                                       CITIBANK, N.A.,
                                            as Issuing Lender



                                       By:  /s/ Anita J. Brickell
                                          --------------------------------------
                                            Name:  Anita J. Brickell
                                            Title: Vice President

                                       CREDIT SUISSE FIRST BOSTON,
                                            as Lender



                                       By:  /s/ Paul L. Colden
                                          --------------------------------------
                                            Name:  Paul L. Colden
                                            Title: Vice President

                                       By:  /s/ Vitaly G. Butenko
                                          --------------------------------------
                                            Name:  Vitaly G. Butenko
                                            Title: Assistant Vice President

                                       SOCIETE GENERALE,
                                            as Lender



                                       By:  /s/ Francis Sacr
                                          --------------------------------------
                                            Name:  Francis Sacr
                                            Title: Director, Project Finance

                                       BANK OF MONTREAL
                                            as Lender



                                       By:  /s/ Cahal B. Carmody
                                          --------------------------------------
                                            Name:  Cahal B. Carmody
                                            Title: Director

                                       TORONTO DOMINION (TEXAS), INC.
                                            as Lender



                                       By:  /s/ Carol Brandt
                                          --------------------------------------
                                            Name:  Carol Brandt
                                            Title: Vice President

                                       WESTDEUTSCHE LANDESBANK
                                            GIROZENTRALE, NEW YORK BRANCH
                                            as Documentation Agent and as Lender



                                       By:  /s/ Jasjeet S. Saad
                                          --------------------------------------
                                            Name:  Jasjeet S. Saad
                                            Title: Managing Director and
                                                   Head of Energy Group

                                       By:  /s/ Susana Vivares
                                          --------------------------------------
                                            Name:  Susana Vivares
                                            Title: Associate Director

                                       ABN AMRO BANK N.V.,
                                            as Lender



                                       By:  /s/ Jeffrey Dodd
                                          --------------------------------------
                                            Name:  Jeffrey Dodd
                                            Title: Group Vice President

                                       By:  /s/ Frank T.J. Van Deur
                                          --------------------------------------
                                            Name:  Frank T.J. Van Deur
                                            Title: Assistant Vice President

                                       BARCLAYS BANK PLC,
                                            as Lender



                                       By:  /s/ Nicolas A. Bell
                                          ------------------------------------
                                            Name:  Nicolas A. Bell
                                            Title: Director

                                       BANK OF AMERICA, N.A.
                                            as Lender



                                       By:  /s/ Timothy V. Hintz
                                          ------------------------------------
                                            Name:  Timothy V. Hintz
                                            Title: Managing Director

                                       AUSTRALIA AND NEW ZEALAND
                                            BANKING GROUP LIMITED,
                                            as Lender



                                       By:  /s/ R. Scott McInnis
                                          ------------------------------------
                                            Name:  R. Scott McInnis
                                            Title: Head of Structured
                                                   Finance and Relationship
                                                   Management -- Americas

                                       BANK OF NOVA SCOTIA,
                                            as Lender



                                       By:  /s/ John A. Quick
                                          ------------------------------------
                                            Name:  John A. Quick
                                            Title: Managing Director

                                       BAYERISCHE LANDESBANK
                                            GIROZENTRALE,
                                            as Lender



                                       By:  /s/ Dietmar Rieg
                                            ------------------------------------
                                            Name:  Dietmar Rieg
                                            Title: First Vice President

                                       By:  /s/ Cornelia Wintergerst
                                            ------------------------------------
                                            Name:  Cornelia Wintergerst
                                            Title: Vice President

                                       THE CHASE MANHATTAN BANK,
                                            as Lender



                                       By:  /s/ Peter Ling
                                            ------------------------------------
                                            Name:  Peter Ling
                                            Title: Vice President

                                       THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED,
                                            as Lender



                                       By:  /s/ Carl-Eric Banzinger
                                            ------------------------------------
                                            Name:  Carl-Eric Banzinger
                                            Title: Senior Vice President and
                                                   Senior Deputy General Manager

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       ING (U.S.) CAPITAL LLC,
                                            as Lender



                                       By:  /s/ Erwin Thomet
                                            ------------------------------------
                                            Name:  Erwin Thomet
                                            Title: Managing Director

                                       By:  /s/ Charles M. O'Neil
                                            ------------------------------------
                                            Name:  Charles M. O'Neil
                                            Title: Managing Director

                                       KBC BANK, N.V.,
                                            as Lender



                                       By:  /s/ Robert Snauffer
                                            ------------------------------------
                                            Name:  Robert Snauffer
                                            Title: First Vice President

                                       By:  /s/ Eric Raskin
                                            ------------------------------------
                                            Name:  Eric Raskin
                                            Title: Vice President

                                       UNION BANK OF CALIFORNIA, N.A.,
                                            as Lender



                                       By:  /s/ Dennis G. Blank
                                            ------------------------------------
                                            Name:  Dennis G. Blank
                                            Title: Vice President

                                       UBS AG, STAMFORD BRANCH,
                                            as Lender



                                       By:  /s/ Patricia O'Kicki
                                            ------------------------------------
                                            Name:  Patricia O'Kicki
                                            Title: Director

                                       By:  /s/ Wendy P. Field
                                            ------------------------------------
                                            Name:  Wendy P. Field
                                            Title: Executive Director
                                                   Leveraged Finance

                                                                         ANNEX I

                              EDISON MISSION ENERGY

                             TRANCHE A PRICING GRID

=============================================================================================================================
                                        LEVEL 1                          LEVEL 2                          LEVEL 3
BASIS FOR PRICING           LT Senior Unsecured Debt Rated   LT Senior Unsecured Debt Rated   LT Senior Unsecured Debt Rated
                            At Least BBB By S&P AND BAA2 By  Less Than Level 1 But At Least   Less Than Level 2 But At Least
                            Moody's.                         BBB- By S&P AND BAA3 By Moody's. BB+ By S&P AND BA1 By Moody's.
=============================================================================================================================
BASE RATE APPLICABLE
MARGIN                                        75.00 bps                        137.50                           200.00 bps
=============================================================================================================================
FACILITY FEE (1)                               50.00 bps                        62.50 bps                        75.00 bps
-----------------------------------------------------------------------------------------------------------------------------
LIBO APPLICABLE
MARGIN                                        175.00 bps                       237.50 bps                       300.00 bps
-----------------------------------------------------------------------------------------------------------------------------
DRAWN COST (2)              LIBOR    +         225.00 bps    LIBOR    +        300.00 bps     LIBOR    +        375.00 bps
                            Base Rate +        125.00 bps    Base Rate +       200.00 bps     Base Rate +       275.00 bps
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL LETTER OF CREDIT                        225 bps                         300 bps                          375 bps
FEE
-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE LETTER OF                          112.50 bps                         150 bps                       187.50 bps
CREDIT FEE
-----------------------------------------------------------------------------------------------------------------------------




==============================================================
                                          LEVEL 4
BASIS FOR PRICING             LT Senior Unsecured Debt Rated
                              Lower Than Level 3.

==============================================================
BASE RATE APPLICABLE
MARGIN                                          262.50 bps
==============================================================
FACILITY FEE (1)                                 87.50 bps
--------------------------------------------------------------
LIBO APPLICABLE
MARGIN                                          362.50 bps
--------------------------------------------------------------
DRAWN COST (2)                LIBOR    +        450.00 bps
                              Base Rate +       350.00 bps
--------------------------------------------------------------
FINANCIAL LETTER OF CREDIT                        450 bps
FEE
--------------------------------------------------------------
PERFORMANCE LETTER OF                              225.00
CREDIT FEE
--------------------------------------------------------------

         (1) Paid quarterly in arrears on each bank's commitment irrespective of usage.

         (2)      Facility Fee plus Applicable Margin.

                  bps = basis points per annum

                                                                        ANNEX II

                              EDISON MISSION ENERGY

                             TRANCHE B PRICING GRID

==============================================================================================================================
                                        LEVEL 1                          LEVEL 2                          LEVEL 3
BASIS FOR PRICING           LT Senior Unsecured Debt Rated   LT Senior Unsecured Debt Rated   LT Senior Unsecured Debt Rated
                            At Least BBB By S&P AND BAA2 By  Less Than Level 1 But At Least   Less Than Level 2 But At Least
                                                ---
                            Moody's.                         BBB- By S&P AND BAA3 By Moody's. BB+ By S&P AND BA1 By Moody's.
                                                                         ---                             ---
==============================================================================================================================
BASE RATE APPLICABLE
MARGIN                                        62.50 bps                        125.00 bps                       187.50 bps
==============================================================================================================================
FACILITY FEE (1)                              62.50 bps                         75.00 bps                        87.50 bps
------------------------------------------------------------------------------------------------------------------------------
LIBO APPLICABLE
MARGIN                                        162.50 bps                       225.00 bps                       287.50 bps
------------------------------------------------------------------------------------------------------------------------------
DRAWN COST (2)              LIBOR    +        225.00 bps     LIBOR    +        300.00 bps     LIBOR    +        375.00 bps
                            Base Rate +       125.00 bps     Base Rate +       200.00 bps     Base Rate +       275.00 bps
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL LETTER OF CREDIT                       225 bps                          300 bps                          375 bps
FEE
------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE LETTER OF                         112.50 bps                          150 bps                       187.50 bps
CREDIT FEE
------------------------------------------------------------------------------------------------------------------------------


=============================================================
                                         LEVEL 4
BASIS FOR PRICING            LT Senior Unsecured Debt Rated
                             Lower Than Level 3.



=============================================================
BASE RATE APPLICABLE
MARGIN                                         250.00 bps
=============================================================
FACILITY FEE (1)                               100.00 bps
-------------------------------------------------------------
LIBO APPLICABLE
MARGIN                                         350.00 bps
-------------------------------------------------------------
DRAWN COST (2)               LIBOR    +        450.00 bps
                             Base Rate +       350.00 bps
-------------------------------------------------------------
FINANCIAL LETTER OF CREDIT                        450 bps
FEE
-------------------------------------------------------------
PERFORMANCE LETTER OF                             225.00
CREDIT FEE
-------------------------------------------------------------


         (1) Paid quarterly in arrears on each bank's commitment irrespective of usage.

         (2)      Facility Fee plus Applicable Margin.

                  bps = basis points per annum

                                                               SCHEDULE 1.1(a)
                                                             to Credit Agreement

                                   COMMITMENTS

NAME OF LENDER                                            TRANCHE A COMMITMENT                  TRANCHE B COMMITMENT
---------------                                           --------------------                  --------------------
Citicorp, U.S.A., Inc.                                          $46,666,666.67                        $23,333,333.33

Credit Suisse First Boston                                      $46,666,666.67                        $23,333,333.33

Societe Generale                                                $46,666,666.67                        $23,333,333.33

Bank of Montreal                                                $46,666,666.67                        $23,333,333.33

Toronto Dominion (Texas), Inc.                                  $46,666,666.67                        $23,333,333.33

Westdeutsche Landesbank Girozentrale,                           $46,666,666.67                        $23,333,333.33
New York Branch

ABN AMRO Bank N.V.                                              $30,000,000.00                        $15,000,000.00

Barclays Bank PLC                                               $36,000,000.00                         $9,000,000.00

Bank of America, N.A.                                           $25,000,000.00                                 $0.00

The Bank of Nova Scotia                                         $17,000,000.00                         $8,000,000.00

Bayerische Landesbank Girozentrale                              $16,666,666.67                         $8,333,333.33

ING (US) Capital LLC                                            $25,000,000.00                                 $0.00

KBC Bank N.V.                                                   $20,000,000.00                         $5,000,000.00

Union Bank of California, N.A.                                  $16,666,666,67                         $8,333,333,33

The Industrial Bank of Japan, Limited                           $12,000,000.00                         $3,000,000.00

Australia and New Zealand Banking                               $15,000,000.00                                 $0.00
Group Limited

The Chase Manhattan Bank                                        $15,000,000.00                                 $0.00

UBS AG, Stamford Branch                                         $30,000,000.00                        $15,000,000.00

                                                               SCHEDULE 1.1(b)
                                                             to Credit Agreement

                                 LENDING OFFICES

NAME OF LENDER                           DOMESTIC OFFICE                        EURODOLLAR OFFICE

Citicorp, U.S.A., Inc.                   2  Penn's Way, Suite 200               2  Penn's Way, Suite 200
                                         New Castle, DE 19720                   New Castle, DE 19720

Credit Suisse First Boston               11 Madison Avenue, 13th Floor          11 Madison Avenue, 13th Floor
                                         New York, NY 10010                     New York, NY 10010

Societe Generale                         1221 Avenue of the Americas, 11th      1221 Avenue of the Americas, 11th
                                         Floor                                  Floor
                                         New York, NY 10020                     New York, NY 10020

Bank of Montreal                         115 S. LaSalle Street, 11 W.           115 S. LaSalle Street, 11 W.
                                         Chicago, IL 60603                      Chicago, IL 60603

Toronto Dominion (Texas), Inc.           909 Fannin Street, Suite 1700          909 Fannin Street, Suite 1700
                                         Houston, TX 77010                      Houston, TX 77010

Westdeutsche Landesbank Girozentrale,    1211 Avenue of the Americas            1211 Avenue of the Americas
New York Branch                          New York, NY 10036-8701                New York, NY 10036-8701


ABN AMRO Bank N.V.                       208 South LaSalle Street, Suite 1500   208 South LaSalle Street, Suite 1500
                                         Chicago, IL 60604-1003                 Chicago, IL 60604-1003

Barclays Bank PLC                        222 Broadway                           222 Broadway
                                         New York, NY 10038                     New York, NY 10038

Bank of America, N.A.                    555 California Street                  555 California Street
                                         San Francisco, CA 94104                San Francisco, CA 94104

The Bank of Nova Scotia                  600 Peachtree Street, Suite 2700       600 Peachtree Street, Suite 2700
                                         Atlanta, GA 30308                      Atlanta, GA 30308

Bayerische Landesbank Girozentrale       New York Branch                        Cayman Islands Branch
                                         560 Lexington Avenue                   560 Lexington Avenue
                                         New York, NY 10094                     New York, NY 10094

ING (US) Capital LLC                     55 East 52nd Street                    55 East 52nd Street
                                         New York, NY 10055                     New York, NY 10055

KBC Bank N.V.                            125 W. 55th St., 10th Fl.              125 W. 55th St., 10th Fl.
                                         New York, NY 10019                     New York, NY 10019

Union Bank of California, N.A.           445 S. Figueroa Street, 15th Fl.       445 S. Figueroa Street, 15th Fl.
                                         Los Angeles, CA 90071                  Los Angeles, CA 90071

The Industrial Bank of Japan, Limited    1251 Avenue of the Americas            1251 Avenue of the Americas
                                         New York, NY 10020-1104                New York, NY 10020-1104

Australia and New Zealand Banking        1177 Avenue of the Americas            1177 Avenue of the Americas
Group Limited                            New York, NY 10036-2798                New York, NY 10036-2798


The Chase Manhattan Bank                 270 Park Avenue                        270 Park Avenue
                                         New York, NY 10017                     New York, NY 10017

UBS AG, Stamford Branch                  677 Washington Boulevard               677 Washington Boulevard
                                         Stamford, CT 06901                     Stamford, CT 06901

                                                                    SCHEDULE 5.1

                           EXISTING LETTERS OF CREDIT

---------------------------------------- -------------------------------------- --------------------------------------
  Outstanding Letter of Credit Number       Amount of Outstanding Letter of        Expiration Date of Outstanding
                                                        Credit                            Letter of Credit
---------------------------------------- -------------------------------------- --------------------------------------
                3004533                            A$ 50,000,000.00                        October 1, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3017195                            GBP 17,000,000.00                       October 9, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3029989                            GBP 10,500,000.00                       October 1, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3016758                             US$ 300,000.00                         October 1, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3029676                           Euro 34,376,310.14                       October 9, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3029898                            US$ 5,000,000.00                        October 9, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3035722                            US$ 1,000,000.00                        October 1, 2002
---------------------------------------- -------------------------------------- --------------------------------------
                3036396                            US$ 9,000,000.00                        October 1, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3037213                            US$ 5,000,000.00                        October 1, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3037376                            US$ 10,000,000.00                       October 1, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3037416                            US$ 10,000,000.00                       October 1, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3037582                            US$ 10,000,000.00                       October 1, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3037581                            US$ 10,000,000.00                       October 1, 2001
---------------------------------------- -------------------------------------- --------------------------------------
                3014914                            US$ 2,500,000.00                       February 17, 2002
---------------------------------------- -------------------------------------- --------------------------------------
                3014915                            US$ 2,500,000.00                       February 17, 2002
---------------------------------------- -------------------------------------- --------------------------------------

                                                                    SCHEDULE 5.4

                           AGREED ALTERNATIVE CURRENCY

          [To be added pursuant to Section 5.4 of the Credit Agreement]

                                                                  EXHIBIT A-1
                                                             to Credit Agreement

                                    [FORM OF]
                                 TRANCHE A NOTE

$__________                                                               [DATE]

         FOR VALUE RECEIVED, the undersigned, EDISON MISSION ENERGY (the "Borrower"), promises to pay to the order of __________ (the "Lender") on the Tranche A Commitment Termination Date the principal sum of ________ DOLLARS ($_______) or, if less, the aggregate unpaid principal amount of all Tranche A Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of September 13, 2001 (together with all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the various financial institutions as are, or shall from time to time become, parties thereto, Citibank, N.A., as Issuing Lender and Citicorp USA, Inc., as Administrative Agent (the "Administrative Agent") for such financial institutions.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note evidences Indebtedness incurred under the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         If any payment on this Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day; provided that, in the case of LIBO Rate Loans, if such extension would result in extending such payment into another calendar month, then such payment shall be made on the immediately preceding Business Day.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                       EDISON MISSION ENERGY



                                       By:
                                            ------------------------------------
                                            Title:

                          LOANS AND PRINCIPAL PAYMENTS


                                                                         Amount of Prin. Or      Outstanding
         Date         Type of        Amount of         End of                Int. Paid         Principal Balance          Notation
                     Loan Made       Loan Made     Interest Period           This Date             This Date               Made By
-----------------------------------------------------------------------------------------------------------------------------------


                                                                 EXHIBIT A-2
                                                             to Credit Agreement

                                    [FORM OF]
                                 TRANCHE B NOTE

$__________                                                              [DATE]

         FOR VALUE RECEIVED, the undersigned, EDISON MISSION ENERGY (the "Borrower"), promises to pay to the order of __________ (the "Lender") on the Tranche B Commitment Termination Date the principal sum of ________ DOLLARS ($_______) or, if less, the aggregate unpaid principal amount of all Tranche B Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of September 13, 2001 (together with all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the various financial institutions as are, or shall from time to time become, parties thereto, Citibank, N.A., as Issuing Lender and Citicorp USA, Inc., as Administrative Agent (the "Administrative Agent") for such financial institutions.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note evidences Indebtedness incurred under the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         If any payment on this Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day; provided that, in the case of LIBO Rate Loans, if such extension would result in extending such payment into another calendar month, then such payment shall be made on the immediately preceding Business Day.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                       EDISON MISSION ENERGY



                                       By:
                                          -------------------------------------
                                          Title:

                          LOANS AND PRINCIPAL PAYMENTS



                                                                          Amount of Prin. Or        Outstanding
                       Type of        Amount of          End of                Int. Paid         Principal Balance          Notation
         Date         Loan Made       Loan Made      Interest Period           This Date             This Date               Made By
------------------------------------------------------------------------------------------------------------------------------------


                                                                  EXHIBIT B
                                                             to Credit Agreement

                                    [FORM OF]
                                BORROWING REQUEST

Citicorp USA, Inc., as Administrative Agent
Attention:        [_________]

                              EDISON MISSION ENERGY

Ladies and Gentlemen:

         This Borrowing Request is delivered to you pursuant to Sections 2.3 and
6.2.2 of the Credit Agreement, dated as of September 13, 2001 (together with all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Edison Mission Energy (the "Borrower"), the various financial institutions as are, or shall from time to time become, parties thereto, Citibank, N.A., as Issuing Lender and Citicorp USA, Inc., as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that [Tranche A] [Tranche B] Loans be made in the aggregate principal amount of [________] on __________, ____ as a [LIBO Rate Loan having an Interest Period of ___ months] [Base Rate Loan]. The Borrower hereby confirms that the proceeds of the Borrowing will be used for the purposes permitted in the Credit Agreement.

         Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

                                Person to be Paid



 Amount to be
  Transferred                    Name                    Account Co.         Name, Address of Transferee Lender
---------------           --------------------         --------------        ----------------------------------
$
                                                                          ----------------------------------------

                                                                                -------------------------------

                                                                            Attention:_______________________

---------------           --------------------         --------------        ----------------------------------
$

---------------           --------------------         --------------        ----------------------------------
$
                                                                            Attention:_______________________

                                PERSON TO BE PAID


  Amount to be
  Transferred                     Name                   Account Co.         Name, Address of Transferee Lender
---------------           --------------------         --------------        ----------------------------------

Balance of such proceeds   The Borrower
                                                                           --------------------------------------

                                                                            Attention:_______________________




         The Borrower has caused this Borrowing Request to be executed and delivered by its duly Authorized Representative this ___ day of _______, ____.

                                       EDISON MISSION ENERGY



                                       By:
                                            -----------------------------------
                                            Title:

                                CREDIT AGREEMENT


                                                                  EXHIBIT C
                                                             to Credit Agreement

                                    [FORM OF]
                         CONTINUATION/CONVERSION NOTICE

Citicorp USA, Inc., as Administrative Agent

Attention:        [_________]

                              EDISON MISSION ENERGY

Ladies and Gentlemen:

         This Continuation/Conversion Notice is delivered to you pursuant to Sections 2.4 and 3.2.1 of the Credit Agreement, dated as of September 13, 2001 (together with all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Edison Mission Energy (the "Borrower"), the various financial institutions as are, or shall from time to time become, parties thereto, Citibank, N.A., as Issuing Lender and Citicorp USA, Inc., as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that on __________, ____,

                  (1) $_________ of the presently outstanding principal amount of the [Tranche A] [Tranche B] Loans originally made on ________, ____,

                  (2) and all presently being maintained as [Base Rate Loans] [LIBO Rate Loans],

                  (3) be [continued as] [converted into],

                  (4) [LIBO Rate Loans having an Interest Period of months] [Base Rate Loans].

         The Borrower has caused this Continuation/Conversion Notice to be executed and delivered by its Authorized Representative this ___ day of _________, ____.

                                       EDISON MISSION ENERGY



                                       By:
                                            -----------------------------------
                                            Title:

                                                                   EXHIBIT D
                                                             to Credit Agreement

                                    [FORM OF]
                           LENDER ASSIGNMENT AGREEMENT

To:      EDISON MISSION ENERGY

To:      Citicorp USA, Inc., as Administrative Agent

                              EDISON MISSION ENERGY

Ladies and Gentlemen:

         We refer to clause (a) of Section 11.11.1 of the Credit Agreement, dated as of September 13, 2001 (together with all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Edison Mission Energy (the "Borrower"), the various financial institutions (the "Lenders") as are, or shall from time to time become, parties thereto, Citibank, N.A., as Issuing Lender and Citicorp USA, Inc., as Administrative Agent (the "Administrative Agent") for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         This Agreement is delivered to you pursuant to clause (a) of Section
11.11.1 of the Credit Agreement and also constitutes notice to each of you of the assignment and delegation to ________ (the "Assignee") of ___% of the [Tranche A] [Tranche B] Loans and [Tranche A] [Tranche B] Commitments of _________ (the "Assignor") outstanding under the Credit Agreement on the date hereof.

         Upon acceptance and recording of this notice by the Administrative Agent, from and after the date hereof, the Administrative Agent shall make all payments in respect of the [Tranche A] [Tranche B] Commitment and [Tranche A] [Tranche B] Loans assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the date hereof and to the Assignee for amounts which have accrued subsequent to the date hereof. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the date hereof or with respect to the making of this assignment directly between themselves.

         The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent.

         Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent:

                  (1) the Assignee:

                           (a) shall be deemed automatically to have become a
                  party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                           (b) agrees to be bound by the terms and conditions
                  set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

                  (2) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

         The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section 11.11.1 of the Credit Agreement upon the delivery hereof.

         The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent to acknowledge receipt of this document:

                  1.       ADDRESS FOR NOTICES:
                           -------------------

                           Institution Name:
                           Attention:
                           Domestic Office:
                           Telephone:
                           Facsimile:
                           Telex (Answerback):
                           LIBOR Office:
                           Telephone:
                           Facsimile:

                  2.       PAYMENT INSTRUCTIONS:
                           --------------------

         The Assignee agrees to furnish the tax form required by paragraph (c) of Section 4.7 (if so required) of the Credit Agreement no later than the date of acceptance hereof by the Administrative Agent.

         This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                    [ASSIGNOR]

[Tranche A] [Tranche B] Loan
Commitment:  ____%                     By:
                                           ------------------------------------
                                           Title:



Percentage                             [ASSIGNEE]

[Tranche A] [Tranche B] Loan
Commitment:  ____%                     By:
                                           ------------------------------------
                                           Title:

Accepted and Acknowledged
this ___ day of _______, ___



CITICORP USA, INC.,
     as Administrative Agent



By:
     ------------------------------------------------
     Title:



EDISON MISSION ENERGY*



By:
     ------------------------------------------------
     Title:



-----------------------------------
* If required under Section 10.11.1 of the Credit Agreement.